Quarterly Report | August 31, 2015

2015 3rd Quarter Report
Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2015 3rd Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders	2	NDP: Fund Focus	13
TYG: Fund Focus	4	TPZ: Fund Focus	16
NTG: Fund Focus	7	Financial Statements	19
TTP: Fund Focus	10	Notes to Financial Statements	48

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.45, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.1375, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. TTP estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP is paid back to you. A return of capital distribution does not necessarily reflect TTP’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Closed-end fund comparison
Name/Ticker	Primary focus	Structure	Total assets ($ millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,805.8
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,470.4
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$302.7
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$272.2
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$203.4

[1]	As of 9/30/2015
[2]	As of 8/31/2015

Tortoise Capital Advisors	1

Tortoise Capital Advisors
Third quarter 2015 report to closed-end fund stockholders

Dear fellow stockholders,

The energy sector was volatile during the third fiscal quarter ending Aug. 31, 2015, as a number of developments challenged the global energy backdrop. Following a fairly flat second fiscal quarter, the S&P Energy Select Sector® Index returned -14.6% for the period as oil prices moved sharply lower during the third fiscal quarter. Catalysts included: global oil oversupply, which (while declining slightly) remains ahead of demand; growing concern about China, and the negative implications this weakening economy may have for global economic growth; and growing concern about if and when the Federal Reserve will hike interest rates, even as the global economy slows. Also of note during the quarter, the U.S. and other world powers announced an agreement with Iran aimed at reducing its nuclear capability in return for lifting sanctions that have limited the country’s ability to export oil.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil & Gas Producers IndexSM, returned -22.0% during the fiscal quarter, reflecting the continued volatility in the upstream segment of the energy value chain. Oil prices opened the fiscal quarter at $60.30 per barrel and appeared to stabilize somewhat in June. However, they dropped sharply in July and August, hitting their low for the period at $38.09 on Aug. 24, and then closed the fiscal quarter at $49.20 per barrel. World supply fell slightly in July, due primarily to lower non-OPEC output.1 U.S. crude oil production in July was 100,000 barrels per day (bbl/d) less than June production,2 while August production declined by another 140,000 bbl/d day from July.3 Meanwhile, global demand increased, with China importing a record amount of crude oil in July.4 Looking forward, global crude oil supply is expected to decline further, mostly from the U.S., with domestic production expected to average 9.2 million barrels per day (MMbbl/d) in 2015 and 8.8 MMbbl/d in 2016, less than previously forecast.3 Global petroleum/ liquids consumption is projected to grow by 1.2 and 1.3 MMbbl/d in 2015 and 2016,3 respectively, which should help balance the global supply/demand equation.

Natural gas rigs declined during the period, yet production and inventories remained strong, which likely will keep a lid on prices for the remainder of the year. However, production across the major North American shales was projected to begin decreasing in September as production at new wells has been unable to compensate for declines at existing wells.2 Natural gas inventories at the end of August stood at levels 18% higher than the same time last year, on pace to end the injection season in October with near record-high inventories.3 Natural gas prices opened the fiscal quarter at $2.64 per million British thermal units (MMBtu), fluctuated a bit and then closed the quarter about where they started, at $2.68 per MMBtu.

Midstream

Master Limited Partnerships (MLPs), as represented by the Tortoise MLP Index®, posted a -15.7% return for the fiscal quarter, reflecting investors’ generally negative sentiment about the energy sector. Midstream MLPs continued to outperform upstream MLPs, as investors maintained their preference for their strong fundamentals. Broader pipeline companies outpaced MLPs (the latter of which includes companies across the energy value chain) during the fiscal quarter, as reflected by the -13.2% return of the Tortoise North American Pipeline IndexSM for the period.

Significant market sensitivity during this period caused energy stocks across the energy value chain to move more in tandem at times, affecting the midstream sector, but not all companies reacted equally. Gathering and processing companies took the hardest hit, given their greater sensitivity to commodity price volatility. Crude oil MLP and pipeline companies continued to be restrained due to concerns about slowing production growth and a potential decline in new pipeline projects. Natural gas MLP and pipeline companies also lost ground, although they were helped somewhat by growing demand tied to lower natural gas prices. Refined product MLP and pipeline companies also retreated during the quarter but were the least affected by oil price volatility, as they saw increased volumes due to the demand response in refined products, particularly for gasoline and diesel, driven by lower oil prices.

Despite these headwinds, we believe midstream fundamentals have remained strong. Many midstream companies continued to report solid earnings and healthy distribution growth. Earnings growth and cash flows also are growing for many midstream companies, and we forecast additional cash flow growth from new projects entering service, as pipeline takeaway capacity needs remain. This is particularly true for natural gas out of the Northeast, where production is strong and takeaway capacity remains insufficient. Our projection for capital investment in MLP, pipeline and related organic growth projects remains healthy.

Downstream

Low oil prices continued to benefit refineries, increasing their margins and driving greater demand for gasoline and diesel fuel. U.S. refinery utilization averaged above 90% during the first half of the year, the highest rate for this period in a decade.³ Gross inputs to U.S. refineries also hit record levels in six consecutive weeks in July and August reaching levels not seen since 1990.³ Meanwhile, petrochemical companies, which produce chemical compounds from oil and natural gas for industrial use, continued to benefit from low commodity prices and strong natural gas production, with many reporting solid earnings and cash flows during the fiscal quarter. In this environment, utilities had positive returns, while YieldCos struggled due to their need to finance growth with equity in challenging capital markets.

(unaudited)

2	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Capital markets

With the uncertainties facing the energy sector, capital market issuance became more challenging during the third fiscal quarter. Exploration and production companies raised approximately $8 billion in total capital during the period, bringing the fiscal year-to-date number to nearly $38 billion, and MLP and pipeline companies raised approximately $7 billion each in both equity and debt during the period, bringing the total raised fiscal year to date in excess of $60 billion.

There were five IPOs during the fiscal quarter totaling approximately $1.5 billion. These included a gathering and processing MLP; an MLP that provides ethanol and fuel storage, terminal and transportation services; a coal MLP; and two YieldCos with renewable energy assets. Merger and acquisition activity picked up a bit in the third fiscal quarter, with MLP and pipeline transactions totaling approximately $33 billion, bringing the total for the year to approximately $90 billion. The largest of these was MPLX’s proposed $20 billion acquisition of MarkWest Energy Partners, L.P., which was announced in July.

Concluding thoughts

The oil market continues to experience volatility, with market participants reacting quickly to the slightest news or development. Domestic production has started to decrease and we expect that higher prices are on the horizon, but markets may remain volatile in the short term. In the meantime, in our view, the North American energy sector continues to offer many compelling, long-term investment opportunities across the entire energy value chain: in the midstream, where fundamentals have remained strong; in the downstream, with many companies positioned to benefit in the current market environment; and in the upstream, for companies that are better positioned to benefit from the potential for higher oil prices in the future.

Sincerely,

The Managing Directors at
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the indices and none shall be liable for any errors or omissions in calculating the indices.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

[1]	International Energy Agency, August 2015
[2]	Energy Information Administration, August 2015
[3]	Energy Information Administration, September 2015
[4]	China’s General Administration of Customs

(unaudited)

Tortoise Capital Advisors	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on sustainable quarterly distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (“MLPs”) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (“NGLs”), crude oil and refined petroleum products.

Fund performance review

The fund’s market-based and NAV-based returns for the third fiscal quarter ending Aug. 31, 2015 were -13.0% and -18.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -15.7% for the same period. The fund’s performance reflects an increasingly difficult market backdrop as oil prices continued their downward trajectory and companies across the energy value chain, including the midstream, traded more in tandem during the fiscal quarter. Concern about higher interest rates also was a headwind for midstream MLPs.

3rd fiscal quarter highlights
Distributions paid per share	$0.65
Distribution rate (as of 8/31/2015)	7.2%
Quarter-over-quarter distribution increase	0.8%
Year-over-year distribution increase	6.6%
Cumulative distribution to stockholders since inception in February 2004	$24.5675
Market-based total return	(13.0)%
NAV-based total return	(18.0)%
Premium (discount) to NAV (as of 8/31/2015)	(1.8)%

Key asset performance drivers

Top five performers	Company type	Performance driver
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Valero Energy Partners, LP	Midstream refined product pipeline MLP	Strong refined product demand resulted in higher volumes
Holly Energy Partners, L.P.	Midstream refined product pipeline MLP	Improving dropdown asset suite of sponsor
EQT GP Holdings, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Tallgrass Energy Partners, LP*	Midstream natural gas/natural gas liquids pipeline MLP	Increased distribution
*Absolute performance was negative for the period.

Bottom five performers	Company type	Performance driver
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced growth outlook
Williams Partners L.P.	Midstream gathering and processing MLP	Unfavorable M&A news and G&P assets have greater exposure to commodity prices
Enbridge Energy Partners, L.P.	Midstream crude oil pipeline MLP	Delay in dropdown strategy
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Large position in down market
Targa Resources Partners LP	Midstream gathering and processing MLP	G&P assets have greater exposure to commodity prices

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting.

(unaudited)

4	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments increased approximately 2.6% as compared to 2nd quarter 2015 due primarily to increased distribution rates on investments. Operating expenses, consisting primarily of fund advisory fees, decreased 8.9% during the quarter due to lower asset-based fees. Overall leverage costs decreased 4.4% during the quarter due to the impact of refinancing activity that took place in the prior quarter that reduced the weighted-average borrowing cost on leverage.

As a result of the changes in income and expenses, DCF increased approximately 8.0% as compared to 2nd quarter 2015. The fund paid a quarterly distribution of $0.65 per share, which represents an increase of 0.8% over the prior quarter and an increase of 6.6% over the 3rd quarter 2014 distribution. A majority of the increased distribution rate over the prior year is due to the fund mergers that took place in 3rd quarter 2014 and served to reduce overall expenses in the combined entity. The fund has paid cumulative distributions to stockholders of $24.5675 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

Non-recurring expenses related to the mergers are excluded from DCF. For 3rd quarter 2014, the fund’s DCF includes DCF from Tortoise Energy Capital Corp. (“TYY”) and Tortoise North American Energy Corp. (“TYN”) for the portion of the quarter prior to the mergers (June 1, 2014 through June 22, 2014).

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2015 fiscal year-to-date and 3rd quarter 2015 (in thousands):

	2015 YTD	3rd Qtr 2015
Net investment loss, before income taxes	$(30,768)	$(10,319)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	131,887	45,695
Amortization of debt issuance costs	669	220
Interest rate swap expenses	(507)	(232)
DCF	$101,281	$35,364

Leverage

The fund’s leverage utilization was relatively unchanged during 3rd quarter 2015 and represented 29.0% of total assets at Aug. 31, 2015, above the long-term target level of 25% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 72% of the leverage cost was fixed, the weighted-average maturity was 5.9 years and the weighted-average annual rate on our leverage was 3.25%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed.

Income taxes

During 3rd quarter 2015, the fund’s deferred tax liability decreased by $248 million to $664 million, primarily as a result of the decline in value of its investment portfolio. The fund had net realized gains of $68 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2014		2015
	Q3(1)(2)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments	$47,381	$50,595	$52,050	$51,585	$52,919
Dividends paid in stock	2,040	576	—	—	—
Total from investments	49,421	51,171	52,050	51,585	52,919
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	10,257	10,145	9,350	9,545	8,661
Other operating expenses	533	476	493	511	500
	10,790	10,621	9,843	10,056	9,161
Distributable cash flow before leverage costs and current taxes	38,631	40,550	42,207	41,529	43,758
Leverage costs(3)	7,734	8,324	9,041	8,778	8,394
Current income tax expense(4)	—	—	—	—	—
Distributable Cash Flow(5)	$30,897	$32,226	$33,166	$32,751	$35,364

As a percent of average total assets(6)
Total from investments	4.44%	4.57%	4.98%	4.94%	5.59%
Operating expenses before leverage costs and current taxes	0.97%	0.95%	0.94%	0.96%	0.97%
Distributable cash flow before leverage costs and current taxes	3.47%	3.62%	4.04%	3.98%	4.62%
As a percent of average net assets(6)
Total from investments	7.88%	8.30%	9.45%	9.34%	10.90%
Operating expenses before leverage costs and current taxes	1.72%	1.72%	1.79%	1.82%	1.89%
Leverage costs and current taxes	1.23%	1.35%	1.64%	1.59%	1.73%
Distributable cash flow	4.93%	5.23%	6.02%	5.93%	7.28%

Selected Financial Information
Distributions paid on common stock	$29,290	$29,530	$30,731	$30,971	$31,211
Distributions paid on common stock per share	0.6100	0.6150	0.6400	0.6450	0.6500
Distribution coverage percentage for period(7)	105.5%	109.1%	107.9%	105.7%	113.3%
Net realized gain, net of income taxes, for the period	40,013	104,784	60,161	63,392	43,938
Total assets, end of period	4,603,361	4,375,596	4,204,687	4,102,516	3,445,452
Average total assets during period(8)	4,413,179	4,491,025	4,235,541	4,146,279	3,759,151
Leverage(9)	832,400	931,200	986,900	1,000,700	1,000,400
Leverage as a percent of total assets	18.1%	21.3%	23.5%	24.4%	29.0%
Net unrealized appreciation, end of period	1,095,415	804,600	665,363	561,565	138,802
Net assets, end of period	2,593,513	2,369,068	2,250,010	2,172,676	1,754,876
Average net assets during period(10)	2,489,611	2,473,220	2,234,865	2,191,147	1,925,521
Net asset value per common share	54.01	49.34	46.86	45.25	36.55
Market value per share	49.00	46.10	43.79	42.02	35.88
Shares outstanding (000’s)	48,017	48,017	48,017	48,017	48,017

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Includes amounts from Tortoise Energy Capital Corp. (“TYY”) and Tortoise North American Energy Corp. (“TYN”) for the period from June 1, 2014 through June 22, 2014.
(3)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(4)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(5)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions, premium on redemption of MRP stock, amortization of debt issuance costs and non-recurring merger expenses; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income.
(6)	Annualized for periods less than one full year.
(7)	Distributable Cash Flow divided by distributions paid.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under revolving credit facilities.
(10)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Tortoise
MLP Fund, Inc. (NTG)

Fund Description

NTG seeks to provide stockholders with a high level of total return with an emphasis on sustainable quarterly distributions. NTG focuses primarily on “midstream” energy infrastructure master limited partnerships (“MLPs”) that engage in the business of transporting, gathering and processing and storing natural gas and natural gas liquids (“NGLs”).

Fund performance review

The fund’s market-based and NAV-based returns for the third fiscal quarter ending Aug. 31, 2015 were -16.4% and -14.9%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -15.7% for the same period. The fund’s performance reflects an increasingly difficult market backdrop as oil prices continued their downward trajectory and companies across the energy value chain, including the midstream, traded more in tandem during the fiscal quarter. Concern about higher interest rates also was a headwind for midstream MLPs.

3rd fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 8/31/2015)	8.5%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.3%
Cumulative distribution to stockholders since inception in July 2010	$8.2775
Market-based total return	(16.4)%
NAV-based total return	(14.9)%
Premium (discount) to NAV (as of 8/31/2015)	(11.8)%

Note: Effective June 25, 2015, NTG made a modification to its non-fundamental investment policy that reduces the minimum amount it invests in equity securities of natural gas infrastructure MLPs from at least 70% of its total assets to at least 50%.

Key asset performance drivers

Top five performers	Company type	Performance driver
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Holly Energy Partners, L.P.	Midstream refined product pipeline MLP	Improving dropdown asset suite of sponsor
Valero Energy Partners LP	Midstream refined product pipeline MLP	Strong refined product demand resulted in higher volumes
EQT GP Holdings, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Tallgrass Energy Partners, LP*	Midstream natural gas/natural gas liquids pipeline MLP	Increased distribution
*Absolute performance was negative for the period.

Bottom five performers	Company type	Performance driver
Williams Partners L.P.	Midstream gathering and processing MLP	Unfavorable M&A news and G&P assets have greater exposure to commodity prices
Targa Resources Partners LP	Midstream gathering and processing MLP	G&P assets have greater exposure to commodity prices
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Large position in down market
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Large position in down market
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced growth outlook

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting.

(unaudited)

Tortoise Capital Advisors	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments increased approximately 1.0% as compared to 2nd quarter 2015 due to increased distribution rates on investments that was slightly offset by the impact of various portfolio trading activity. Operating expenses, consisting primarily of fund advisory fees, decreased 9.1% during the quarter due to lower asset-based fees. Leverage costs were relatively unchanged as compared to the 2nd quarter 2015.

As a result of the changes in income and expenses, DCF increased approximately 3.9% as compared to 2nd quarter 2015. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and an increase of 0.3% over the 3rd quarter 2014 distribution. The fund has paid cumulative distributions to stockholders of $8.2775 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2015 fiscal year-to-date and 3rd quarter 2015 (in thousands):

	2015 YTD	3rd Qtr 2015
Net investment loss, before income taxes	$(14,598)	$(7,312)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	72,944	26,908
Amortization of debt issuance costs	285	95
DCF	$58,631	$19,691

Leverage

The fund’s leverage utilization was relatively unchanged during 3rd quarter 2015 and represented 28.8% of total assets at Aug. 31, 2015, above the long-term target level of 25% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. Approximately 65% of the leverage cost was fixed, the weighted-average maturity was 3.0 years and the weighted-average annual rate on our leverage was 3.15%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 3rd quarter 2015, the fund’s deferred tax liability decreased by $110 million to $194 million, primarily as a result of the decline in value of its investment portfolio. The fund had net realized gains of $39 million during the quarter. As of Nov. 30, 2014, the fund had net operating losses of $166 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)

8	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2014		2015
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments	$27,704	$28,355	$29,074	$28,125	$28,405
Dividends paid in stock	992	571	—	—	—
Total from investments	28,696	28,926	29,074	28,125	28,405
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	5,018	4,995	4,679	4,739	4,280
Other operating expenses	345	343	356	357	351
	5,363	5,338	5,035	5,096	4,631
Distributable cash flow before leverage costs and current taxes	23,333	23,588	24,039	23,029	23,774
Leverage costs(2)	3,977	4,030	4,050	4,078	4,083
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$19,356	$19,558	$19,989	$18,951	$19,691
As a percent of average total assets(5)
Total from investments	4.84%	4.89%	5.38%	5.28%	5.88%
Operating expenses before leverage costs and current taxes	0.90%	0.90%	0.93%	0.96%	0.96%
Distributable cash flow before leverage costs and current taxes	3.94%	3.99%	4.45%	4.32%	4.92%
As a percent of average net assets(5)
Total from investments	7.69%	7.92%	8.91%	8.72%	9.88%
Operating expenses before leverage costs and current taxes	1.44%	1.46%	1.54%	1.58%	1.61%
Leverage costs and current taxes	1.07%	1.10%	1.24%	1.26%	1.42%
Distributable cash flow	5.18%	5.36%	6.13%	5.88%	6.85%

Selected Financial Information
Distributions paid on common stock	$19,799	$19,798	$19,858	$19,857	$19,858
Distributions paid on common stock per share	0.42125	0.42125	0.42250	0.42250	0.42250
Distribution coverage percentage for period(6)	97.8%	98.8%	100.7%	95.4%	99.2%
Net realized gain, net of income taxes, for the period	20,965	47,152	20,232	25,818	24,577
Total assets, end of period	2,463,737	2,282,922	2,140,619	2,092,962	1,779,889
Average total assets during period(7)	2,353,725	2,374,755	2,190,648	2,112,176	1,917,824
Leverage(8)	491,700	506,900	505,900	512,700	512,900
Leverage as a percent of total assets	20.0%	22.2%	23.6%	24.5%	28.8%
Net unrealized appreciation, end of period	692,312	534,591	448,351	400,459	189,257
Net assets, end of period	1,538,456	1,401,926	1,310,199	1,268,819	1,057,341
Average net assets during period(9)	1,479,602	1,465,610	1,323,553	1,279,060	1,140,652
Net asset value per common share	32.73	29.83	27.88	27.00	22.50
Market value per common share	29.69	27.97	26.16	24.26	19.85
Shares outstanding (000’s)	47,000	47,000	47,000	47,000	47,000

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(9)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on sustainable quarterly distributions paid to stockholders. TTP invests primarily in equity securities of pipeline companies that transport natural gas, natural gas liquids (“NGLs”), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The fund’s market-based and NAV-based returns for the third fiscal quarter ending Aug. 31, 2015 were -20.6% and -20.1%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned -13.2% for the same period. The fund’s performance reflects an increasingly difficult market backdrop as oil prices continued their downward trajectory and companies across the energy value chain, including the midstream, traded more in tandem during the fiscal quarter. Concern about higher interest rates also was a headwind for midstream companies during the period.

3rd fiscal quarter highlights
Distributions paid per share	$0.45
Distribution rate (as of 8/31/2015)	8.4%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	10.4%
Cumulative distribution to stockholders since inception in October 2011	$6.3875
Market-based total return	(20.6)%
NAV-based total return	(20.1)%
Premium (discount) to NAV (as of 8/31/2015)	(14.4)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. In higher volatility environments, we typically extend the out-of-the-money and try to generate the same monthly income. The notional amount of the fund’s covered calls averaged approximately 9% of total assets, and their out-of-the-money percentage at the time written averaged approximately 8% during the quarter.

Key asset performance drivers

Top five performers	Company type	Performance driver
Columbia Pipeline Group, Inc.	Midstream natural gas/natural gas liquids pipeline company	Growing Northeast natural gas production supported infrastructure buildout
Gulfport Energy Corp	Upstream natural gas producer	Growing Northeast natural gas production
RSP Permian, Inc.	Upstream oil and gas producer	Acquisition of Permian oil assets
Valero Energy Partners LP	Midstream refined product pipeline MLP	Strong refined product demand resulted in higher volumes
EQT GP Holdings, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout

Bottom five performers	Company type	Performance driver
NiSource Inc.	Midstream natural gas local distribution company	Spinoff of long-haul pipeline assets
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Concerns about access to equity capital markets to finance growth
Spectra Energy Corp	Midstream natural gas/natural gas liquids pipeline company	Uncertainty regarding DCP Midstream joint venture
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	General negative market sentiment
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Delay in dropdown strategy

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting.

(unaudited)

10	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 1.8% as compared to 2nd quarter 2015, primarily due to higher distribution rates on investments that were offset slightly by lower net premiums on options written. Operating expenses, consisting primarily of fund advisory fees, decreased by 8.9% during the quarter due to lower asset-based fees. Leverage costs increased during the quarter due to non-recurring costs associated with refinancing the credit facility, as well as slightly higher leverage utilization during the quarter. As a result of the changes in income and expenses, DCF increased by approximately 2.4% as compared to 2nd quarter 2015. In addition, the fund had net realized gains on investments of $3.7 million during 3rd quarter 2015.

The fund paid a quarterly distribution of $0.45 per share, which was equal to the distribution paid in the prior quarter and represents an increase of 10.4% over the prior year. The fund expects that the payment of increased quarterly distributions will cover the majority of its required annual distributions of net investment company taxable income and net realized gains for income and excise tax purposes, although an additional payment may be made in the last calendar quarter of the year to cover any remaining required minimum distribution amounts and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $6.3875 per share since its inception in Oct. 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2015 fiscal year-to-date and 3rd quarter 2015 (in thousands):

	2015 YTD	3rd Qtr 2015
Net investment income	$2,008	$623
Adjustments to reconcile to DCF:
Net premiums on options written	3,850	1,212
Distributions characterized as return of capital	4,091	1,472
Dividends paid in stock	963	331
Amortization of debt issuance costs	59	19
DCF	$10,971	$3,657

Leverage

The fund’s leverage utilization increased slightly during 3rd quarter 2015. During the quarter, the fund’s existing credit facility matured and was replaced with an unsecured 364-day rolling evergreen credit facility that allows the flexibility to fix interest rates on all or a portion of the outstanding balance. The fund fixed the interest rate on $7 million of the outstanding balance at a rate of 2.03% for the period from June 30, 2015 through June 30, 2017. Leverage represented 26.5% of total assets at Aug. 31, 2015, slightly above the long-term target level of 25% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. Approximately 56% of the leverage cost was fixed, the weighted-average maturity was 3.6 years and the weighted-average annual rate on leverage was 2.73%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2014		2015
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,450	$3,627	$3,828	$3,862	$3,978
Dividends paid in stock	682	622	314	318	331
Net premiums on options written	1,496	1,467	1,396	1,242	1,212
Total from investments	5,628	5,716	5,538	5,422	5,521
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,148	1,111	1,008	1,055	951
Other operating expenses	164	166	169	172	167
	1,312	1,277	1,177	1,227	1,118
Distributable cash flow before leverage costs	4,316	4,439	4,361	4,195	4,403
Leverage costs(2)	643	644	620	622	746
Distributable Cash Flow(3)	$3,673	$3,795	$3,741	$3,573	$3,657
Net realized gain on investments and foreign currency
translation, for the period	$2,924	$11,408	$6,287	$1,729	$3,718
As a percent of average total assets(4)
Total from investments	4.64%	4.84%	5.29%	5.11%	5.73%
Operating expenses before leverage costs	1.08%	1.08%	1.12%	1.16%	1.16%
Distributable cash flow before leverage costs	3.56%	3.76%	4.17%	3.95%	4.57%
As a percent of average net assets(4)
Total from investments	5.71%	6.04%	6.85%	6.51%	7.62%
Operating expenses before leverage costs	1.33%	1.35%	1.46%	1.47%	1.54%
Leverage costs	0.65%	0.68%	0.77%	0.75%	1.03%
Distributable cash flow	3.73%	4.01%	4.62%	4.29%	5.05%

Selected Financial Information
Distributions paid on common stock(5)	$4,081	$4,082	$6,010	$4,507	$4,507
Distributions paid on common stock per share(5)	0.4075	0.4075	0.6000	0.4500	0.4500
Total assets, end of period	503,048	443,581	419,182	417,589	345,569
Average total assets during period(6)	481,017	473,470	424,669	420,576	382,558
Leverage(7)	89,600	91,000	90,800	89,900	91,500
Leverage as a percent of total assets	17.8%	20.5%	21.7%	21.5%	26.5%
Net unrealized appreciation, end of period	178,087	109,930	83,027	82,054	10,975
Net assets, end of period	410,405	350,975	326,152	322,215	252,182
Average net assets during period(8)	390,977	379,709	327,723	330,279	287,394
Net asset value per common share	40.97	35.04	32.56	32.17	25.18
Market value per common share	36.46	32.50	29.28	27.72	21.55
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, and amortization of debt issuance costs.
(4)	Annualized for periods less than one full year.
(5)	Q1 2015 includes a $0.15 per share distribution paid to meet the required distribution amount for 2014, in addition to the regular quarterly distribution of $0.45 per share.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on sustainable quarterly distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based total returns for the third fiscal quarter ending Aug. 31, 2015 were -22.5% and -20.6%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -22.0% for the same period. The fund’s performance reflects an increasingly difficult market backdrop as oil prices continued their downward trajectory during the fiscal quarter as global oversupply continued to outpace demand. This imbalance was a primary headwind for North American upstream oil and gas production companies.

3rd fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 8/31/2015)	12.0%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders since inception in July 2012	$5.25
Market-based total return	(22.5)%
NAV-based total return	(20.6)%
Premium (discount) to NAV (as of 8/31/2015)	(12.1)%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 71% of total assets and their out-of-the-money at the time written averaged approximately 11% during the quarter.

Key asset performance drivers

Top five performers	Company type	Performance driver
Valero Energy Partners LP	Midstream refined product pipeline MLP	Strong refined product demand resulting in higher volumes
EQT GP Holdings, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Shell Midstream Partners L.P.*	Midstream refined product pipeline MLP	Strong refined product demand resulted in higher volumes
ConocoPhillips*	Upstream liquids producer	Strong balance sheet
EQT Midstream Partners, LP*	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
*Absolute performance was negative for the period.

Bottom five performers	Company type	Performance driver
Marathon Oil Corp	Upstream liquids producer	Crude oil price weakness
Pioneer Natural Resources Co	Upstream liquids producer	Crude oil price weakness
Anadarko Petroleum Corp	Upstream natural gas producer	Crude oil price weakness
EOG Resources, Inc.	Upstream liquids producer	Crude oil price weakness
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Delay in dropdown strategy

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting.

(unaudited)

Tortoise Capital Advisors	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 3.3% as compared to 2nd quarter 2015. This was primarily due to a decrease in net premiums on options written. Operating expenses, consisting primarily of fund advisory fees, decreased 11.8% during the quarter due to lower asset-based fees. Total leverage costs rose slightly during the quarter along with slightly increased leverage utilization. As a result of the changes in income and expenses, DCF decreased by approximately 1.9% as compared to 2nd quarter 2015.

The fund maintained its quarterly distribution of $0.4375 per share during 3rd quarter 2015. The fund may designate a portion of its quarterly distributions as capital gains and it may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund has paid cumulative distributions to stockholders of $5.25 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Loss” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2015 fiscal year-to-date and 3rd quarter 2015 (in thousands):

	2015 YTD	3rd Qtr 2015
Net investment loss	$(1,167)	$(307)
Adjustments to reconcile to DCF:
Net premiums on options written	15,685	5,112
Distributions characterized as return of capital	3,087	993
Dividends paid in stock	784	269
DCF	$18,389	$6,067

Leverage

The fund’s leverage was relatively unchanged during 3rd quarter 2015. The fund utilizes all floating rate leverage that had an interest rate of 1.00% at Aug. 31, 2015. Leverage represented 20.1% of total assets at quarter-end, above the long-term target level of 15% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

14	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2014		2015
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$2,949	$2,901	$1,882	$1,846	$1,832
Dividends paid in stock	404	412	256	259	269
Net premiums on options written	4,316	4,148	5,219	5,354	5,112
Total from investments	7,669	7,461	7,357	7,459	7,213
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,216	1,074	916	969	842
Other operating expenses	168	158	160	160	154
	1,384	1,232	1,076	1,129	996
Distributable cash flow before leverage costs	6,285	6,229	6,281	6,330	6,217
Leverage costs(2)	151	144	141	148	150
Distributable Cash Flow(3)	$6,134	$6,085	$6,140	$6,182	$6,067
Net realized gain (loss) on investments and foreign currency
translation, for the period	$20,857	$650	$(10,099)	$(4,028)	$(10,630)
As a percent of average total assets(4)
Total from investments	5.96%	6.90%	7.78%	7.64%	8.41%
Operating expenses before leverage costs	1.08%	1.14%	1.14%	1.16%	1.16%
Distributable cash flow before leverage costs	4.88%	5.76%	6.64%	6.48%	7.25%
As a percent of average net assets(4)
Total from investments	6.75%	7.57%	9.32%	9.10%	10.41%
Operating expenses before leverage costs	1.22%	1.25%	1.36%	1.38%	1.44%
Leverage costs	0.13%	0.15%	0.18%	0.18%	0.22%
Distributable cash flow	5.40%	6.17%	7.78%	7.54%	8.75%

Selected Financial Information
Distributions paid on common stock	$6,350	$6,351	$6,351	$6,351	$6,350
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	513,378	400,082	383,729	376,856	307,266
Average total assets during period(5)	510,328	433,686	383,526	387,144	340,194
Leverage(6)	58,600	56,200	61,200	61,400	61,900
Leverage as a percent of total assets	11.4%	14.0%	15.9%	16.3%	20.1%
Net unrealized appreciation (depreciation), end of period	105,653	(12,132)	(8,127)	(1,556)	(61,343)
Net assets, end of period	450,516	330,458	321,029	313,685	241,721
Average net assets during period(7)	450,971	395,268	319,994	325,287	274,832
Net asset value per common share	31.04	22.76	22.12	21.61	16.65
Market value per common share	27.32	21.29	21.25	19.47	14.64
Shares outstanding (000’s)	14,516	14,516	14,516	14,516	14,516

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, and the value of paid-in-kind distributions.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ invests primarily in fixed-income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The fund’s market-based and NAV-based returns for the third fiscal quarter ending Aug. 31, 2015 were -18.8% and -14.2%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned -6.9% for the same period. The fund’s performance reflects an increasingly difficult market backdrop as oil prices continued their downward trajectory and companies across the energy value chain, including the midstream, traded more in tandem during the fiscal quarter. Concern about higher interest rates also was a headwind for power and energy infrastructure companies, an area of focus for the fund, which struggled during the quarter as they expect to finance growth projects with equity. However, fixed-income securities fared better than equities, as represented by the Barclays U.S. Aggregate Bond Index posting a third fiscal quarter return of -0.5%, which mitigated some of the downside for the fund.

3rd fiscal quarter highlights
Monthly distributions paid per share	$0.1375
Distribution rate (as of 8/31/2015)	7.7%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	10.0%
Cumulative distribution to stockholders since inception in July 2009	$10.325
Market-based total return	(18.8)%
NAV-based total return	(14.2)%
Premium (discount) to NAV (as of 8/31/2015)	(13.2)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Note: Effective Sept. 30, 2015, TPZ made a modification to its non-fundamental investment policy that reduces the minimum amount it invests in fixed-income securities from a minimum of 60% of its total assets to a minimum of 51% of its total assets.

Key asset performance drivers

Top five performers	Company type	Performance driver
Spectra Energy Partners, LP (equity)	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Holly Energy Partners, L.P. (equity)	Midstream refined product pipeline MLP	Improving dropdown asset suite of sponsor
ONEOK Inc. (fixed income)	Midstream natural gas/natural gas liquids pipeline company	Purchase of underlying MLP units with debt and a fixed-income holding
Source Gas LLC (fixed income)	Midstream natural gas local distribution company	Stability of underlying business and a fixed-income holding
CMS Energy Corp. (fixed income)	Downstream power/utility company	Stability of underlying business and a fixed-income holding

Bottom five performers	Company type	Performance driver
TerraForm Power, Inc. (equity)	Downstream power/utility company	Concerns about access to equity capital markets to finance growth
Enbridge Energy Management, L.L.C. (equity)	Midstream crude oil pipeline company	Delay in dropdown strategy
Kinder Morgan, Inc. (equity)	Midstream natural gas/natural gas liquids pipeline company	Concerns about access to equity capital markets to finance growth
NRG Yield, Inc. (equity)	Downstream power/utility (YieldCo)	Concerns about access to equity capital markets to finance growth
NextEra Energy Partners LP (equity)	Downstream power/utility (YieldCo)	Concerns about access to equity capital markets to finance growth
*The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting.

(unaudited)

16	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased 2.2% as compared to 2nd quarter 2015 due to increased distribution rates on investments which was more than offset by the impact of various portfolio trading activity during the quarter. Operating expenses, consisting primarily of fund advisory fees, decreased 5.5% during the quarter due to lower asset-based fees. Total leverage costs increased slightly along with increased leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 1.5% as compared to 2nd quarter 2015. In addition, the fund had net realized losses on investments of $1.6 million during 3rd quarter 2015.

The fund paid monthly distributions of $0.1375 per share during 3rd quarter 2015, equal to the monthly distributions paid in the prior quarter and an increase of 10.0% over the monthly distributions paid in 3rd quarter 2014. The fund’s Board of Directors has declared monthly distributions of $0.1375 per share to be paid during 4th quarter 2015. The fund expects that the payment of increased monthly distributions will cover the majority of its required annual distributions of net investment company taxable income and net realized gains for income and excise tax purposes, although an additional payment may be made in the last calendar quarter of the year to cover any remaining required minimum distribution amounts and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $10.325 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for 2015 fiscal year-to-date and 3rd quarter 2015 (in thousands):

	2015 YTD	3rd Qtr 2015
Net investment income	$4,813	$1,369
Adjustments to reconcile to DCF:
Dividends paid in stock	734	232
Distributions characterized as
return of capital	1,778	798
Interest rate swap expenses	(280)	(92)
Change in amortization methodology	156	40
DCF	$7,201	$2,347

Leverage

The fund increased leverage utilization during 3rd quarter 2015 by $4.1 million to fund additional portfolio investments. Leverage represented 24.1% of total assets at Aug. 31, 2015, above the long-term target level of 20% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. Including the impact of interest rate swaps, approximately 48% of the leverage cost was fixed, the weighted-average maturity was 1.7 years and the weighted-average annual rate on leverage was 1.65%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2014		2015
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Interest earned on corporate bonds	$2,043	$2,107	$1,987	$1,966	$1,900
Distributions and dividends from investments,
net of foreign taxes withheld	782	918	1,121	1,156	1,138
Dividends paid in stock	564	497	279	223	232
Total from investments	3,389	3,522	3,387	3,345	3,270
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	579	581	571	604	566
Other operating expenses	131	132	140	141	138
	710	713	711	745	704
Distributable cash flow before leverage costs	2,679	2,809	2,676	2,600	2,566
Leverage costs(2)	194	192	205	217	219
Distributable Cash Flow(3)	$2,485	$2,617	$2,471	$2,383	$2,347
Net realized gain (loss) on investments and foreign currency
translation, for the period	$8,061	$4,549	$6,890	$4,470	$(1,634)
As a percent of average total assets(4)
Total from investments	5.24%	5.43%	5.42%	5.23%	5.43%
Operating expenses before leverage costs	1.10%	1.10%	1.14%	1.16%	1.17%
Distributable cash flow before leverage costs	4.14%	4.33%	4.28%	4.07%	4.26%
As a percent of average net assets(4)
Total from investments	6.20%	6.45%	6.78%	6.54%	6.95%
Operating expenses before leverage costs	1.30%	1.31%	1.42%	1.46%	1.50%
Leverage costs	0.35%	0.35%	0.41%	0.42%	0.47%
Distributable cash flow	4.55%	4.79%	4.95%	4.66%	4.98%

Selected Financial Information
Distributions paid on common stock(5)	$2,606	$2,607	$11,296	$2,867	$2,867
Distributions paid on common stock per share(5)	0.3750	0.3750	1.6250	0.4125	0.4125
Total assets, end of period	266,208	259,361	253,071	254,507	226,510
Average total assets during period(6)	256,362	260,127	253,464	253,728	239,062
Leverage(7)	39,400	42,400	49,600	50,400	54,500
Leverage as a percent of total assets	14.8%	16.3%	19.6%	19.8%	24.1%
Net unrealized appreciation, end of period	86,880	73,587	63,150	60,294	31,449
Net assets, end of period	226,025	216,048	202,647	203,208	171,137
Average net assets during period(8)	216,927	219,134	202,470	202,765	186,685
Net asset value per common share	32.52	31.08	29.15	29.23	24.62
Market value per common share	29.62	26.90	26.40	26.80	21.37
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)

“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.

(4)	Annualized for periods less than one full year.
(5)	Q1 2015 includes a $1.25 per share distribution paid to meet the required distribution amount for 2014 in addition to regular monthly distributions that totaled $0.375 per share.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

TYG Schedule of Investments (unaudited)
August 31, 2015

	Shares	Fair Value
Master Limited Partnerships — 194.9%(1)
Crude/Refined Product Pipelines — 94.6%(1)
United States — 94.6%(1)
Buckeye Partners, L.P.	3,216,929	$226,536,140
Enbridge Energy Partners, L.P.	5,275,583	149,193,487
Genesis Energy L.P.	1,652,153	72,133,000
Holly Energy Partners, L.P.	1,338,994	46,302,413
Magellan Midstream Partners, L.P.(2)	4,694,770	331,309,919
MPLX LP	934,047	46,347,412
NuStar Energy L.P.	758,878	39,598,254
Phillips 66 Partners LP	826,605	51,580,152
Plains All American Pipeline, L.P.	7,801,577	281,324,867
Shell Midstream Partners, L.P.	1,473,917	58,322,896
Sunoco Logistics Partners L.P.	5,978,510	202,252,993
Tesoro Logistics LP	2,224,948	117,499,504
Valero Energy Partners LP	731,600	37,918,828
		1,660,319,865
Natural Gas/Natural Gas Liquids Pipelines — 62.7%(1)
United States — 62.7%(1)
Columbia Pipeline Partners LP	1,938,839	38,447,177
Dominion Midstream Partners, LP	896,190	32,836,402
Energy Transfer Equity, L.P.	4,189,460	117,514,353
Energy Transfer Partners, L.P.	4,548,995	223,537,614
Enterprise Products Partners L.P.	8,015,191	225,307,019
EQT GP Holdings, LP	268,960	8,746,579
EQT Midstream Partners, LP	1,454,774	113,181,417
ONEOK Partners, L.P.	4,247,456	137,405,202
Spectra Energy Partners, LP	3,637,391	185,288,697
Tallgrass Energy Partners, LP	390,821	18,478,017
		1,100,742,477
Natural Gas Gathering/Processing — 37.6%(1)
United States — 37.6%(1)
Antero Midstream Partners LP	1,614,943	37,402,080
DCP Midstream Partners, LP	1,623,254	45,775,763
EnLink Midstream Partners, LP	3,368,931	59,394,254
MarkWest Energy Partners, L.P.	2,935,358	165,466,130
Targa Resources Partners LP	2,869,389	86,626,854
Western Gas Partners, LP	2,404,556	141,460,029
Williams Partners L.P.	3,096,481	123,394,768
		659,519,878
Total Master Limited Partnerships
(Cost $2,328,121,045)		3,420,582,220
Preferred Convertible — 1.0%(1)
Oil and Gas Production — 1.0%(1)
United States — 1.0%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $19,354,912)	392,800	17,931,320
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.13%(3) (Cost $100,540)	100,540	100,540
Total Investments — 195.9%(1)
(Cost $2,347,576,497)		3,438,614,080
Interest Rate Swap Contracts — (0.0)%(1)
$20,000,000 notional — unrealized depreciation(4)		(506,091)
Other Assets and Liabilities — (1.0)%(1)		(18,517,177)
Deferred Tax Liability — (37.9)%(1)		(664,315,121)
Credit Facility Borrowings — (9.1)%(1)		(160,400,000)
Senior Notes — (31.1)%(1)		(545,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (16.8)%(1)		(295,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,754,875,691

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $506,091.
(3)	Rate indicated is the current yield as of August 31, 2015.
(4)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NTG Schedule of Investments (unaudited)
August 31, 2015

	Shares	Fair Value
Master Limited Partnerships — 163.9%(1)
Natural Gas/Natural Gas Liquids Pipelines — 70.7%(1)
United States — 70.7%(1)
Columbia Pipeline Partners LP	1,240,159	$24,592,353
Dominion Midstream Partners, LP	548,376	20,092,497
Energy Transfer Partners, L.P.	3,602,953	177,049,110
Enterprise Products Partners L.P.	5,813,922	163,429,347
EQT GP Holdings, LP	136,622	4,442,947
EQT Midstream Partners, LP	980,999	76,321,722
ONEOK Partners, L.P.	2,890,959	93,522,524
Spectra Energy Partners, LP	3,479,482	177,244,813
Tallgrass Energy Partners, LP	228,470	10,802,062
		747,497,375
Natural Gas Gathering/Processing — 41.7%(1)
United States — 41.7%(1)
Antero Midstream Partners LP	855,450	19,812,222
DCP Midstream Partners, LP	853,057	24,056,207
EnLink Midstream Partners, LP	3,049,609	53,764,607
MarkWest Energy Partners, L.P.	1,709,597	96,369,983
Summit Midstream Partners LP	221,626	4,884,637
Targa Resources Partners LP	2,069,287	62,471,775
Western Gas Partners, LP	1,474,485	86,743,953
Williams Partners L.P.	2,333,211	92,978,458
		441,081,842
Crude/Refined Product Pipelines — 51.5%(1)
United States — 51.5%(1)
Buckeye Partners, L.P.	1,298,694	91,454,031
Enbridge Energy Partners, L.P.	2,141,040	60,548,611
Genesis Energy L.P.	396,675	17,318,830
Holly Energy Partners, L.P.	905,495	31,312,017
Magellan Midstream Partners, L.P.	993,508	70,111,860
MPLX LP	367,597	18,240,163
NuStar Energy L.P.	493,984	25,776,085
Phillips 66 Partners LP	353,692	22,070,381
Plains All American Pipeline, L.P.	2,136,535	77,043,452
Shell Midstream Partners, L.P.	775,020	30,667,541
Sunoco Logistics Partners L.P.	1,439,279	48,690,809
Tesoro Logistics LP	682,818	36,059,619
Valero Energy Partners LP	289,300	14,994,419
		544,287,818
Total Master Limited Partnerships
(Cost $1,434,269,342)		1,732,867,035
Common Stock — 1.3%(1)
Natural Gas/Natural Gas Liquid Pipelines — 1.3%(1)
United States — 1.3%(1)
Kinder Morgan, Inc.
(Cost $15,054,427)	442,707	14,348,134
Preferred Convertible — 0.9%(1)
Oil and Gas Production — 0.9%(1)
United States — 0.9%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $9,830,026)	199,500	9,107,175
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.13%(2) (Cost $60,927)	60,927	60,927
Total Investments — 166.1%(1)
(Cost $1,459,214,722)		1,756,383,271
Other Assets and Liabilities — 0.7%(1)		7,876,800
Deferred Tax Liability — (18.3)%(1)		(194,018,632)
Credit Facility Borrowings — (7.1)%(1)		(74,900,000)
Senior Notes — (32.9)%(1)		(348,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.5)%(1)		(90,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,057,341,439

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Rate indicated is the current yield as of August 31, 2015.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

TTP Schedule of Investments (unaudited)
August 31, 2015

	Shares	Fair Value
Common Stock — 95.8%(1)
Crude/Refined Product Pipelines — 13.9%(1)
Canada — 9.7%(1)
Enbridge Inc.	358,182	$14,767,844
Inter Pipeline Ltd.	415,182	8,899,462
Pembina Pipeline Corporation	30,265	839,672
United States — 4.2%(1)
Plains GP Holdings, L.P.	363,244	7,115,950
VTTI Energy Partners LP	157,465	3,420,140
		35,043,068
Local Distribution Companies — 6.4%(1)
United States — 6.4%(1)
CenterPoint Energy, Inc.	253,253	4,715,571
NiSource Inc.	683,109	11,469,400
		16,184,971
Marine Transportation — 1.6%(1)
Republic of the Marshall Islands — 1.6%(1)
Teekay Offshore Partners L.P.	223,330	3,952,941
Natural Gas Gathering/Processing — 17.2%(1)
United States — 17.2%(1)
Targa Resources Corp.	139,209	9,196,147
The Williams Companies, Inc.	706,210	34,039,322
		43,235,469
Natural Gas/Natural Gas Liquids Pipelines — 44.1%(1)
Canada — 7.7%(1)
TransCanada Corporation	561,318	19,432,829
United States — 36.4%(1)
Columbia Pipeline Group	683,109	17,323,644
Kinder Morgan, Inc.	873,571	28,312,436
ONEOK, Inc.	442,735	15,942,887
Spectra Energy Corp	1,042,043	30,292,190
		111,303,986
Oil and Gas Production — 12.6%(1)
United States — 12.6%(1)
Anadarko Petroleum Corporation(2)	31,400	2,247,612
Antero Resources Corporation(2)(3)	24,100	622,744
Cabot Oil & Gas Corporation(2)	115,900	2,743,353
Carrizo Oil & Gas, Inc.(2)(3)	14,600	531,878
Cimarex Energy Co.(2)	19,500	2,154,945
Concho Resources Inc.(2)(3)	26,000	2,812,160
Continental Resources, Inc.(2)(3)	42,100	1,351,410
Diamondback Energy, Inc.(2)(3)	10,400	710,216
EOG Resources, Inc.(2)	53,700	4,205,247
EP Energy Corporation(2)(3)	41,200	292,108
Gulfport Energy Corporation(2)(3)	17,800	637,774
Hess Corporation(2)	12,400	737,180
Laredo Petroleum, Inc.(2)(3)	61,400	625,666
Marathon Oil Corporation(2)	56,400	975,156
Newfield Exploration Company(2)(3)	40,400	1,345,724
Noble Energy, Inc.(2)	44,400	1,483,404
Occidental Petroleum Corporation(2)	30,100	2,197,601
Pioneer Natural Resources Company(2)	27,700	3,408,762
Range Resources Corporation(2)	40,500	1,564,110
RSP Permian, Inc.(2)(3)	26,200	627,228
Whiting Petroleum Corporation(2)(3)	28,300	547,039
		31,821,317
Total Common Stock
(Cost $245,409,651)		241,541,752
Master Limited Partnerships
and Related Companies — 40.1%(1)
Crude/Refined Product Pipelines — 23.0%(1)
United States — 23.0%(1)
Buckeye Partners, L.P.	96,137	6,769,968
Enbridge Energy Management, L.L.C.(4)	577,993	16,270,493
Genesis Energy L.P.	18,700	816,442
Magellan Midstream Partners, L.P.	105,144	7,420,012
MPLX LP	85,918	4,263,251
Phillips 66 Partners LP	59,100	3,687,840
Plains All American Pipeline, L.P.	194,400	7,010,064
Shell Midstream Partners, L.P.	55,452	2,194,236
Sunoco Logistics Partners L.P.	148,800	5,033,904
Tesoro Logistics LP	65,487	3,458,368
Valero Energy Partners LP	23,059	1,195,148
		58,119,726

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

TTP Schedule of Investments (unaudited) (continued)
August 31, 2015

	Shares	Fair Value
Natural Gas/Natural Gas Liquids Pipelines — 10.0%(1)
United States — 10.0%(1)
Columbia Pipeline Partners LP	38,484	$763,138
Energy Transfer Partners, L.P.	229,793	11,292,028
Enterprise Products Partners L.P.	291,728	8,200,474
EQT GP Holdings, LP	9,156	297,753
EQT Midstream Partners, LP	39,613	3,081,891
ONEOK Partners, L.P.	48,900	1,581,915
		25,217,199
Natural Gas Gathering/Processing — 7.1%(1)
United States — 7.1%(1)
Antero Midstream Partners LP	40,013	926,701
DCP Midstream Partners, LP	87,593	2,470,123
EnLink Midstream Partners, LP	55,955	986,487
MarkWest Energy Partners, L.P.	87,300	4,921,101
Targa Resources Partners LP	70,000	2,113,300
Western Gas Equity Partners, LP	46,500	2,469,150
Western Gas Partners, LP	66,387	3,905,547
		17,792,409
Total Master Limited Partnerships
and Related Companies (Cost $86,051,875)		101,129,334
Preferred Convertible — 0.7%(1)
Oil and Gas Production — 0.7%(1)
United States — 0.7%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $1,946,307)	39,500	1,803,175
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.13%(5) (Cost $53,698)	53,698	53,698
Total Investments — 136.6%(1)
(Cost $333,461,531)		344,527,959
Credit Facility Borrowings — (8.5)%(1)		(21,500,000)
Senior Notes — (21.4)%(1)		(54,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (6.4)%(1)		(16,000,000)
Total Value of Options Written
(Premiums received $465,160) — (0.2)%(1)		(554,537)
Other Assets and Liabilities — (0.1)%(1)		(291,521)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$252,181,901

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Rate indicated is the current yield as of August 31, 2015.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

TTP Schedule of Options Written (unaudited)
August 31, 2015

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	September 2015	$77.50	314	$(32,028)
Antero Resources Corporation	September 2015	30.00	241	(7,230)
Cabot Oil & Gas Corporation	September 2015	28.50	1,159	(11,541)
Carrizo Oil & Gas, Inc.	September 2015	40.00	146	(10,220)
Cimarex Energy Co.	September 2015	120.00	195	(23,400)
Concho Resources Inc.	September 2015	115.00	260	(54,600)
Continental Resources, Inc.	September 2015	37.00	421	(14,735)
Diamondback Energy, Inc.	September 2015	77.50	104	(5,980)
EOG Resources, Inc.	September 2015	87.50	537	(23,091)
EP Energy Corporation	September 2015	7.50	412	(24,720)
Gulfport Energy Corporation	September 2015	37.50	178	(15,575)
Hess Corporation	September 2015	62.50	124	(11,904)
Laredo Petroleum, Inc.	September 2015	11.00	614	(42,980)
Marathon Oil Corporation	September 2015	17.00	564	(69,936)
Newfield Exploration Company	September 2015	39.00	404	(9,090)
Noble Energy, Inc.	September 2015	37.50	444	(15,540)
Occidental Petroleum Corporation	September 2015	77.50	301	(15,652)
Pioneer Natural Resources Company	September 2015	135.00	277	(42,935)
Range Resources Corporation	September 2015	40.00	405	(76,950)
RSP Permian, Inc.	September 2015	25.00	262	(20,960)
Whiting Petroleum Corporation	September 2015	22.00	283	(25,470)

Total Value of Call Options Written
(Premiums received $465,160)				$(554,537)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

NDP Schedule of Investments (unaudited)
August 31, 2015

	Shares	Fair Value
Common Stock — 94.5%(1)
Natural Gas/Natural Gas Liquids Pipelines — 0.0%(1)
United States — 0.0%(1)
Kinder Morgan, Inc.	2	$65
Oil and Gas Production — 94.5%(1)
Canada — 7.1%(1)
ARC Resources LTD.	334,600	5,030,699
Cenovus Energy Inc.	153,200	2,216,804
Penn West Petroleum Ltd.	6,400	4,928
Suncor Energy Inc.(2)(3)	347,800	9,821,872
The Netherlands — 2.5%(1)
Royal Dutch Shell plc (ADR)	114,500	6,059,340
United Kingdom — 1.3%(1)
BP p.l.c. (ADR)	96,400	3,233,256
United States — 83.6%(1)
Anadarko Petroleum Corporation(2)(3)	325,300	23,284,974
Antero Resources Corporation(2)(3)(4)	146,610	3,788,402
Cabot Oil & Gas Corporation(2)(3)	205,100	4,854,717
Carrizo Oil & Gas, Inc.(2)(3)(4)	197,100	7,180,353
Cimarex Energy Co.(2)(3)	82,473	9,114,091
Concho Resources Inc.(2)(3)(4)	107,243	11,599,403
ConocoPhillips(3)	33,954	1,668,839
Continental Resources, Inc.(2)(3)(4)	57,300	1,839,330
Devon Energy Corporation(2)(3)	200,300	8,544,798
Diamondback Energy, Inc.(2)(3)(4)	63,400	4,329,586
Energen Corporation(2)(3)	76,700	3,988,400
EOG Resources, Inc.(2)(3)	363,300	28,450,023
EP Energy Corporation(2)(4)	142,700	1,011,743
EQT Corporation(2)(3)	260,106	20,241,449
Hess Corporation(2)(3)	32,793	1,949,544
Laredo Petroleum, Inc.(2)(3)(4)	194,540	1,982,363
Marathon Oil Corporation(2)(3)	211,500	3,656,835
Newfield Exploration Company(2)(3)(4)	261,588	8,713,496
Noble Energy, Inc.(2)(3)	205,000	6,849,050
Occidental Petroleum Corporation(2)(3)	186,100	13,587,161
Pioneer Natural Resources Company(2)(3)	186,215	22,915,618
Range Resources Corporation(2)(3)	197,400	7,623,588
RSP Permian, Inc.(2)(3)(4)	110,556	2,646,711
Whiting Petroleum Corporation(2)(3)(4)	115,227	2,227,338
		228,414,711
Total Common Stock
(Cost $293,715,939)		228,414,776
Master Limited Partnerships and
Related Companies — 31.7%(1)
Crude/Refined Product Pipelines — 19.7%(1)
United States — 19.7%(1)
Buckeye Partners, L.P.	49,673	3,497,973
Enbridge Energy Management, L.L.C.(5)	470,861	13,254,735
Magellan Midstream Partners, L.P.	92,000	6,492,440
MPLX LP	99,026	4,913,670
Phillips 66 Partners LP	53,277	3,324,485
Plains All American Pipeline, L.P.	226,890	8,181,653
Rose Rock Midstream, L.P.	32,489	1,009,433
Shell Midstream Partners, L.P.	51,895	2,053,485
Tesoro Logistics LP	70,281	3,711,540
Valero Energy Partners LP	26,106	1,353,074
		47,792,488
Natural Gas/Natural Gas Liquids Pipelines — 7.0%(1)
United States — 7.0%(1)
Columbia Pipeline Partners LP	35,719	708,308
Energy Transfer Partners, L.P.	152,945	7,515,717
Enterprise Products Partners L.P.	229,988	6,464,963
EQT GP Holdings, LP	8,439	274,436
EQT Midstream Partners, LP	24,303	1,890,773
		16,854,197
Natural Gas Gathering/Processing — 5.0%(1)
United States — 5.0%(1)
Antero Midstream Partners LP	38,218	885,129
DCP Midstream Partners, LP	74,813	2,109,727
EnLink Midstream Partners, LP	86,700	1,528,521
Targa Resources Partners LP	113,412	3,423,908
Western Gas Partners, LP	6,100	358,863
Williams Partners L.P.	93,954	3,744,067
		12,050,215
Total Master Limited Partnerships and
Related Companies (Cost $71,661,811)		76,696,900
Preferred Convertible — 0.7%(1)
Oil and Gas Production — 0.7%(1)
United States — 0.7%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $1,818,310)	36,900	1,684,485
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.13%(6) (Cost $61,654)	61,654	61,654
Total Investments — 126.9%(1)
(Cost $367,257,714)		306,857,815
Total Value of Options Written
(Premiums received $1,978,367) — (1.2)%(1)		(2,920,662)
Credit Facility Borrowings — (25.6)%(1)		(61,900,000)
Other Assets and Liabilities — (0.1)%(1)		(316,499)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$241,720,654

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of August 31, 2015.

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

NDP Schedule of Options Written (unaudited)
August 31, 2015

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	September 2015	$80.00	3,253	$(227,710)
Antero Resources Corporation	September 2015	30.00	1,466	(43,980)
Cabot Oil & Gas Corporation	September 2015	27.50	2,051	(49,224)
Carrizo Oil & Gas, Inc.	September 2015	39.00	1,971	(173,048)
Cimarex Energy Co.	September 2015	120.00	824	(98,880)
Concho Resources Inc.	September 2015	120.00	1,072	(101,840)
ConocoPhillips	September 2015	55.00	339	(5,763)
Continental Resources, Inc.	September 2015	37.00	573	(20,055)
Devon Energy Corporation	September 2015	50.00	1,194	(10,746)
Diamondback Energy, Inc.	September 2015	75.00	634	(60,230)
Energen Corporation	September 2015	55.00	767	(88,205)
EOG Resources, Inc.	September 2015	87.50	3,633	(156,219)
EQT Corporation	September 2015	82.50	2,380	(221,594)
Hess Corporation	September 2015	62.50	327	(31,392)
Laredo Petroleum, Inc.	September 2015	11.00	1,945	(136,150)
Marathon Oil Corporation	September 2015	17.00	2,115	(262,260)
Newfield Exploration Company	September 2015	37.00	2,615	(91,525)
Noble Energy, Inc.	September 2015	40.00	2,050	(25,625)
Occidental Petroleum Corporation	September 2015	77.50	1,861	(96,772)
Pioneer Natural Resources Company	September 2015	140.00	1,862	(186,200)
Range Resources Corporation	September 2015	40.00	1,974	(375,060)
RSP Permian, Inc.	September 2015	25.00	1,105	(88,400)
Suncor Energy Inc.	September 2015	29.00	3,478	(180,856)
Whiting Petroleum Corporation	September 2015	20.00	1,152	(188,928)

Total Value of Call Options Written
(Premiums received $1,978,367)				$(2,920,662)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

TPZ Schedule of Investments (unaudited)
August 31, 2015

Principal
Amount		Fair Value
Corporate Bonds — 75.8%(1)
Crude/Refined Product Pipelines — 5.7%(1)
Canada — 2.6%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	$4,376,250
United States — 3.1%(1)
SemGroup Corp.,
7.500%, 06/15/2021	5,450,000	5,395,500
		9,771,750
Local Distribution Companies — 7.1%(1)
United States — 7.1%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018(3)	4,000,000	4,461,344
NiSource Finance Corp.,
6.400%, 03/15/2018(3)	1,393,000	1,547,527
Source Gas, LLC,
5.900%, 04/01/2017(2)(3)	5,770,000	6,080,599
		12,089,470
Natural Gas/Natural Gas Liquids Pipelines — 23.1%(1)
Canada — 3.9%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	6,699,000
United States — 19.2%(1)
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020(2)(3)	2,000,000	1,996,102
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)(3)	1,500,000	1,635,999
Kinder Morgan, Inc.,
6.500%, 09/15/2020(3)	6,000,000	6,620,292
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	6,240,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	3,690,000
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,000,000
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019(2)	4,000,000	4,000,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)(3)	1,500,000	1,615,497
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	2,925,000
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)(3)	2,000,000	2,058,136
		39,480,026
Natural Gas Gathering/Processing — 4.5%(1)
United States — 4.5%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)(3)	3,000,000	3,306,525
The Williams Companies, Inc.,
7.875%, 09/01/2021	4,000,000	4,405,488
		7,712,013
Oil and Gas Exploration and Production — 7.9%(1)
United States — 7.9%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	1,890,000
Chesapeake Energy Corporation,
7.250%, 12/15/2018	1,500,000	1,267,500
Concho Resources Inc.,
5.500%, 04/01/2023	2,000,000	1,975,820
EP Energy / EP Finance Inc.,
9.375%, 05/01/2020	3,000,000	2,905,500
EQT Corporation,
6.500%, 04/01/2018	2,000,000	2,179,866
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,343,020
Range Resources Corporation,
5.000%, 03/15/2023	1,000,000	915,000
		13,476,706
Oilfield Services — 1.9%(1)
United States — 1.9%(1)
Pride International, Inc.,
8.500%, 06/15/2019(3)	3,000,000	3,347,019
Power/Utility — 25.6%(1)
United States — 25.6%(1)
The AES Corporation,
5.500%, 04/15/2025	5,000,000	4,700,000
CMS Energy Corp.,
8.750%, 06/15/2019(3)	5,185,000	6,362,301
CMS Energy Corp.,
5.050%, 03/15/2022(3)	2,000,000	2,174,292
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,128,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,436,551
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,273,024
Integrys Energy Group, Inc.,
6.110%, 12/01/2066(3)	3,750,000	3,225,000
NRG Energy, Inc.,
6.250%, 07/15/2022	6,000,000	5,850,000
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,406,250
NV Energy, Inc.,
6.250%, 11/15/2020(3)	1,000,000	1,158,419
PPL Capital Funding, Inc.,
6.700%, 03/30/2067(3)	6,000,000	5,115,000
Wisconsin Energy Corp.,
6.250%, 05/15/2067(3)	3,450,000	2,988,562
		43,817,399
Total Corporate Bonds
(Cost $129,237,391)		129,694,383

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

TPZ Schedule of Investments (unaudited) (continued)
August 31, 2015

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 37.9%(1)
Crude/Refined Product Pipelines — 22.6%(1)
United States — 22.6%(1)
Buckeye Partners, L.P.(3)	46,153	$3,250,094
Enbridge Energy Management, L.L.C.(3)(4)	405,132	11,404,462
Genesis Energy, L.P.	11,800	515,188
Holly Energy Partners, L.P.	36,311	1,255,634
Magellan Midstream Partners, L.P.	66,991	4,727,555
MPLX LP	17,726	879,564
NuStar Energy L.P.(3)	20,684	1,079,291
Phillips 66 Partners LP	15,500	967,200
Plains All American Pipeline, L.P.(5)	152,928	5,514,584
Shell Midstream Partners, L.P.	31,927	1,263,351
Sunoco Logistics Partners L.P.(3)	137,931	4,666,206
Tesoro Logistics LP	44,417	2,345,662
Valero Energy Partners LP	13,794	714,943
		38,583,734
Natural Gas/Natural Gas Liquids Pipelines — 9.9%(1)
United States — 9.9%(1)
Columbia Pipeline Partners LP	22,959	455,277
Energy Transfer Equity, L.P.	66,768	1,872,842
Energy Transfer Partners, L.P.(3)	101,200	4,972,968
Enterprise Products Partners L.P.	164,409	4,621,537
EQT GP Holdings, LP	5,552	180,551
EQT Midstream Partners, LP	24,627	1,915,981
ONEOK Partners, L.P.	61,203	1,979,917
Spectra Energy Partners, LP	19,446	990,579
		16,989,652
Natural Gas Gathering/Processing — 5.4%(1)
United States — 5.4%(1)
Antero Midstream Partners LP	22,434	519,572
DCP Midstream Partners, LP	52,040	1,467,528
EnLink Midstream Partners, LP	22,400	394,912
MarkWest Energy Partners, L.P.	56,700	3,196,179
Targa Resources Partners LP	86,500	2,611,435
Western Gas Partners, LP	18,799	1,105,945
		9,295,571
Total Master Limited Partnerships
and Related Companies (Cost $36,059,277)		64,868,957
Common Stock — 16.4%(1)
Natural Gas/Natural Gas Liquids Pipelines — 6.2%(1)
United States — 6.2%(1)
Kinder Morgan, Inc.(3)	259,032	8,395,227
ONEOK, Inc.	62,777	2,260,600
		10,655,827
Power/Utility — 8.3%(1)
United Kingdom — 0.6%(1)
Abengoa Yield plc	45,900	1,044,684
United States — 7.7%(1)
8point3 Energy Partners LP	60,162	893,406
InfraREIT, Inc.	184,668	5,203,944
NextEra Energy Partners, LP	79,127	2,388,053
NRG Yield, Inc.	104,936	1,685,272
TerraForm Power, Inc.	136,831	3,078,697
		14,294,056
Natural Gas Gathering/Processing — 1.9%(1)
United States — 1.9%(1)
The Williams Companies, Inc.	66,513	3,205,927
Total Common Stock
(Cost $25,520,752)		28,155,810

Preferred Convertible — 0.7%(1)
Oil and Gas Exploration and Production — 0.7%(1)
United States — 0.7%(1)
Anadarko Petroleum Corporation, 7.500%
06/07/2018 (Cost $1,202,217)	24,400	1,113,860

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.13%(6) (Cost $32,301)	32,301	32,301
Total Investments — 130.8%(1)
(Cost $192,051,938)		223,865,311
Interest Rate Swap Contracts — (0.2)%(1)
$26,000,000 notional — unrealized depreciation(7)		(364,794)
Credit Facility Borrowings — (31.8)%(1)		(54,500,000)
Other Assets and Liabilities — 1.2%(1)		2,136,338
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$171,136,855

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements and have a total fair value of $39,943,683, which represents 23.3% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure
(4)	Security distributions are paid-in-kind.
(5)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $364,794.
(6)	Rate indicated is the current yield as of August 31, 2015.
(7)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

Statements of Assets & Liabilities (unaudited)
August 31, 2015

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments at fair value(1)	$3,438,614,080	$1,756,383,271
Receivable for Adviser fee waiver	—	154,796
Receivable for investments sold	—	21,871,613
Dividends, distributions and interest receivable from investments	356,007	180,816
Current tax asset	179,389	6,236
Prepaid expenses and other assets	6,302,055	1,292,634
Total assets	3,445,451,531	1,779,889,366
Liabilities
Call options written, at fair value(2)	—	—
Payable to Adviser	5,642,720	2,941,124
Accrued directors’ fees and expenses	4,768	3,275
Payable for investments purchased	—	9,144,635
Accrued expenses and other liabilities	6,705,270	3,540,261
Unrealized depreciation of interest rate swap contracts	506,091	—
Current tax liability	13,001,870	—
Deferred tax liability	664,315,121	194,018,632
Credit facility borrowings	160,400,000	74,900,000
Senior notes	545,000,000	348,000,000
Mandatory redeemable preferred stock	295,000,000	90,000,000
Total liabilities	1,690,575,840	722,547,927
Net assets applicable to common stockholders	$1,754,875,691	$1,057,341,439
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$48,017	$47,000
Additional paid-in capital	1,101,820,379	738,088,361
Accumulated net investment loss, net of income taxes	(162,499,459)	(91,281,705)
Undistributed (accumulated) net realized gain (loss), net of income taxes	676,705,092	221,230,923
Net unrealized appreciation (depreciation), net of income taxes	138,801,662	189,256,860
Net assets applicable to common stockholders	$1,754,875,691	$1,057,341,439
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	48,016,591	47,000,211
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$36.55	$22.50

(1) Investments at cost	$2,347,576,497	$1,459,214,722
(2) Call options written, premiums received	$—	$—

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$344,527,959	$306,857,815	$223,865,311
62,005	53,830	—
—	—	—
654,312	324,533	2,584,580
—	—	—
324,690	29,490	60,194
345,568,966	307,265,668	226,510,085

554,537	2,920,662	—
682,049	592,125	373,459
6,987	7,291	7,213
—	—	—
643,492	124,936	127,764
—	—	364,794
—	—	—
—	—	—
21,500,000	61,900,000	54,500,000
54,000,000	—	—
16,000,000	—	—
93,387,065	65,545,014	55,373,230
$252,181,901	$241,720,654	$171,136,855

$10,016	$14,516	$6,951
235,099,790	325,550,861	129,482,470
—	—	—
6,096,669	(22,501,326)	10,198,795
10,975,426	(61,343,397)	31,448,639
$252,181,901	$241,720,654	$171,136,855

100,000,000	100,000,000	100,000,000
10,016,413	14,516,071	6,951,333

$25.18	$16.65	$24.62

$333,461,531	$367,257,714	$192,051,938
$465,160	$1,978,367	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Statements of Operations (unaudited)
Period from December 1, 2014 through August 31, 2015

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$155,786,852	$84,794,841
Dividends and distributions from common stock	411,191	628,644
Distributions and interest from preferred convertible security	355,995	180,807
Less return of capital on distributions	(131,886,575)	(72,944,458)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	24,667,463	12,659,834
Interest from corporate bonds	—	—
Dividends from money market mutual funds	85	75
Total Investment Income	24,667,548	12,659,909
Operating Expenses
Advisory fees	27,555,661	14,555,979
Administrator fees	431,244	358,483
Directors’ fees	228,213	160,823
Professional fees	220,134	162,586
Stockholder communication expenses	181,776	118,553
Custodian fees and expenses	122,702	64,891
Fund accounting fees	81,194	64,881
Registration fees	59,745	33,867
Franchise fees	34,086	12,673
Stock transfer agent fees	18,154	9,608
Other operating expenses	126,831	77,439
Total Operating Expenses	29,059,740	15,619,783
Leverage Expenses
Interest expense	16,227,575	9,256,967
Distributions to mandatory redeemable preferred stockholders	9,161,376	2,802,751
Amortization of debt issuance costs	669,123	285,102
Other leverage expenses	317,803	151,677
Total Leverage Expenses	26,375,877	12,496,497
Total Expenses	55,435,617	28,116,280
Less fees waived by Adviser	—	(857,864)
Net Expenses	55,435,617	27,258,416
Net Investment Income (Loss), before Income Taxes	(30,768,069)	(14,598,507)
Deferred tax benefit	7,796,116	4,294,137
Net Investment Income (Loss)	(22,971,953)	(10,304,370)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments	270,223,425	111,770,768
Net realized gain on options	—	—
Net realized loss on interest rate swap settlements	(270,933)	—
Net realized loss on termination of interest rate swap contracts	(4,690,062)	—
Net realized loss on foreign currency and translation of other assets
and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	265,262,430	111,770,768
Current tax benefit (expense)	(33,893,057)	4,450
Deferred tax expense	(63,878,447)	(41,148,366)
Income tax expense, net	(97,771,504)	(41,143,916)
Net realized gain (loss)	167,490,926	70,626,852
Net unrealized depreciation of investments	(1,056,686,237)	(546,510,383)
Net unrealized depreciation of options	—	—
Net unrealized appreciation (depreciation) of interest rate swap contracts	2,232,716	—
Net unrealized appreciation (depreciation) of other assets
and liabilities due to foreign currency translation	—	—
Net unrealized depreciation, before income taxes	(1,054,453,521)	(546,510,383)
Deferred tax benefit	388,654,762	201,175,831
Net unrealized depreciation	(665,798,759)	(345,334,552)
Net Realized and Unrealized Loss	(498,307,833)	(274,707,700)
Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(521,279,786)	$(285,012,070)

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$3,803,936	$2,856,394	$2,294,255
8,049,198	2,834,640	1,102,723
35,799	33,443	22,114
(4,091,295)	(3,086,491)	(1,777,938)
(220,934)	(164,918)	(3,909)
7,576,704	2,473,068	1,637,245
—	—	5,696,267
120	120	83
7,576,824	2,473,188	7,333,595

3,334,532	3,017,618	1,751,455
121,939	110,415	77,981
83,595	83,595	64,464
112,611	108,668	117,792
68,564	51,694	77,708
18,832	17,275	9,175
40,444	39,944	18,740
18,361	18,453	18,571
—	—	—
9,608	9,608	13,102
33,737	34,044	21,234
3,842,223	3,491,314	2,170,222

1,306,397	439,215	360,823
514,801	—	—
59,572	—	—
167,159	—	—
2,047,929	439,215	360,823
5,890,152	3,930,529	2,531,045
(321,015)	(290,278)	(10,433)
5,569,137	3,640,251	2,520,612
2,007,687	(1,167,063)	4,812,983
—	—	—
2,007,687	(1,167,063)	4,812,983

11,766,306	(24,748,120)	9,726,410
1,443,977	5,450,633	—
—	—	(280,383)
—	—	—

(31,921)	(8,490)	(624)
13,178,362	(19,305,977)	9,445,403
—	—	—
—	—	—
—	—	—
13,178,362	(19,305,977)	9,445,403
(98,518,682)	(47,039,181)	(42,129,535)
(435,465)	(2,172,743)	—
—	—	(9,081)

(322)	343	—
(98,954,469)	(49,211,581)	(42,138,616)
—	—	—
(98,954,469)	(49,211,581)	(42,138,616)
(85,776,107)	(68,517,558)	(32,693,213)
$(83,768,420)	$(69,684,621)	$(27,880,230)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Period from		Period from
	December 1, 2014	Year Ended	December 1, 2014	Year Ended
	through	November 30,	through	November 30,
	August 31, 2015	2014	August 31, 2015	2014
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(22,971,953)	$(24,421,479)	$(10,304,370)	$(25,445,655)
Net realized gain (loss)	167,490,926	159,101,397	70,626,852	72,738,518
Net unrealized appreciation (depreciation)	(665,798,759)	98,922,717	(345,334,552)	117,963,056
Net increase (decrease) in net assets
applicable to common stockholders
resulting from operations	(521,279,786)	233,602,635	(285,012,070)	165,255,919
Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(92,912,104)	(92,193,217)	(59,572,768)	(79,195,356)
Total distributions to common stockholders	(92,912,104)	(92,193,217)	(59,572,768)	(79,195,356)
Capital Stock Transactions
Proceeds from shelf offerings of common shares	—	4,178,193	—	—
Issuance of common shares in connection with
the mergers with Tortoise Energy Capital
Corporation (“TYY”) and Tortoise North
American Energy Corporation (“TYN”)	—	976,938,241	—	—
Redemption of common shares from fractional
shares issued during mergers	—	(105,111)	—	—
Underwriting discounts and offering expenses
associated with the issuance of common stock	—	(234,958)	—	—
Issuance of common shares from reinvestment
of distributions to stockholders	—	1,120,731	—	—
Net increase in net assets applicable
to common stockholders from capital
stock transactions	—	981,897,096	—	—
Total increase (decrease) in net assets applicable
to common stockholders	(614,191,890)	1,123,306,514	(344,584,838)	86,060,563
Net Assets
Beginning of period	2,369,067,581	1,245,761,067	1,401,926,277	1,315,865,714
End of period	$1,754,875,691	$2,369,067,581	$1,057,341,439	$1,401,926,277
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$(162,499,459)	$(139,527,506)	$(91,281,705)	$(80,977,335)
Transactions in common shares
Shares outstanding at beginning of period	48,016,591	28,732,841	47,000,211	47,000,211
Shares issued through mergers
with TYY and TYN	—	19,174,190	—	—
Redemption of fractional shares issued
through mergers	—	(2,063)	—	—
Shares sold through shelf offerings	—	86,387	—	—
Shares issued through reinvestment of distributions	—	25,236	—	—
Shares outstanding at end of period	48,016,591	48,016,591	47,000,211	47,000,211

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2014	Year Ended	December 1, 2014	Year Ended	December 1, 2014	Year Ended
through	November 30,	through	November 30,	through	November 30,
August 31, 2015	2014	August 31, 2015	2014	August 31, 2015	2014
(unaudited)		(unaudited)		(unaudited)

$2,007,687	$759,309	$(1,167,063)	$(1,814,024)	$4,812,983	$5,606,534
13,178,362	21,934,836	(19,305,977)	40,537,273	9,445,403	13,767,025
(98,954,469)	40,810,490	(49,211,581)	(67,333,166)	(42,138,616)	11,617,368

(83,768,420)	63,504,635	(69,684,621)	(28,609,917)	(27,880,230)	30,990,927

(7,375,705)	(216,175)	(1,603,201)	(59,272)	(8,731,973)	(6,289,617)
(7,648,914)	(16,110,578)	—	(24,061,484)	(8,298,793)	(4,137,383)
—	—	(17,449,142)	(1,282,368)	—	—
(15,024,619)	(16,326,753)	(19,052,343)	(25,403,124)	(17,030,766)	(10,427,000)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

(98,793,039)	47,177,882	(88,736,964)	(54,013,041)	(44,910,996)	20,563,927

350,974,940	303,797,058	330,457,618	384,470,659	216,047,851	195,483,924
$252,181,901	$350,974,940	$241,720,654	$330,457,618	$171,136,855	$216,047,851

$—	$5,368,018	$—	$2,770,264	$—	$3,918,990

10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333

—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Cash Flows (unaudited)
Period from December 1, 2014 through August 31, 2015

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$156,198,122	$85,423,557
Purchases of long-term investments	(442,411,579)	(297,564,964)
Proceeds from sales of long-term investments	443,948,021	293,650,736
Proceeds from sales of short-term investments, net	4,653	71,570
Call options written, net	—	—
Payments on interest rate swap contracts, net	(4,960,995)	—
Interest received on securities sold, net	—	—
Interest expense paid	(16,977,508)	(9,040,530)
Distributions to mandatory redeemable preferred stockholders	(8,318,313)	(2,802,751)
Other leverage expenses paid	(344,618)	(173,313)
Income taxes paid	(71,721,094)	(582,786)
Operating expenses paid	(30,461,584)	(15,408,751)
Net cash provided by operating activities	24,955,105	53,572,768
Cash Flows From Financing Activities
Advances from revolving credit facilities	479,000,000	174,700,000
Repayments on revolving credit facilities	(481,400,000)	(168,700,000)
Issuance of mandatory redeemable preferred stock	71,000,000	—
Issuance of senior notes	150,000,000	—
Maturity of senior notes	(149,400,000)	—
Debt issuance costs	(1,175,891)	—
Common stock issuance costs	(67,110)	—
Distributions paid to common stockholders	(92,912,104)	(59,572,768)
Net cash used in financing activities	(24,955,105)	(53,572,768)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$11,615,432	$5,727,072	$9,305,067
(59,857,142)	(55,828,725)	(47,645,920)
66,893,667	61,189,049	45,999,143
8,334	276,379	14,009
1,548,620	5,828,735	—
—	—	(280,383)
—	—	99,629
(1,304,851)	(440,378)	(360,430)
(514,801)	—	—
(137,697)	—	—
—	—	—
(3,670,228)	(3,399,789)	(2,200,349)
14,581,334	13,352,343	4,930,766

67,300,000	45,900,000	43,300,000
(71,800,000)	(40,200,000)	(31,200,000)
—	—	—
22,000,000	—	—
(17,000,000)	—	—
(56,715)	—	—
—	—	—
(15,024,619)	(19,052,343)	(17,030,766)
(14,581,334)	(13,352,343)	(4,930,766)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	35

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2014 through August 31, 2015

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(521,279,786)	$(285,012,070)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(431,004,899)	(297,702,722)
Proceeds from sales of long-term investments	432,370,883	306,377,954
Proceeds from sales of short-term investments, net	4,653	71,570
Call options written, net	—	—
Return of capital on distributions received	131,886,575	72,944,458
Deferred tax benefit	(332,572,431)	(164,321,602)
Net unrealized depreciation	1,054,453,521	546,510,383
Amortization of market premium, net	—	—
Net realized (gain) loss	(270,223,425)	(111,770,768)
Amortization of debt issuance costs	669,123	285,102
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(356,007)	(180,816)
Increase in current tax asset	(179,389)	(6,236)
(Increase) decrease in receivable for investments sold	11,577,138	(12,727,218)
Decrease in receivable for call options written	—	—
(Increase) decrease in prepaid expenses and other assets	(140,830)	(85,648)
Increase (decrease) in payable for investments purchased	(11,406,680)	137,758
Decrease in payable to Adviser, net of fees waived	(1,096,373)	(527,211)
Decrease in current tax liability	(37,648,648)	(581,000)
Increase (decrease) in accrued expenses and other liabilities	(98,320)	160,834
Total adjustments	546,234,891	338,584,838
Net cash provided by operating activities	$24,955,105	$53,572,768

See accompanying Notes to Financial Statements.

36	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$(83,768,420)	$(69,684,621)	$(27,880,230)

(59,857,142)	(43,736,038)	(47,645,920)
66,475,302	54,637,247	45,999,143
8,334	276,379	14,009
1,471,781	5,828,735	—
4,091,295	3,086,491	1,777,938
—	—	—
98,954,469	49,211,581	42,138,616
—	—	478,449
(13,178,362)	19,305,977	(9,725,786)
59,572	—	—

(52,687)	167,393	(185,286)
—	—	—
418,365	6,551,802	—
76,839	—	—
10,965	(17,745)	(13,049)
—	(12,092,687)	—
(107,388)	(156,049)	(13,291)
—	—	—
(21,589)	(26,122)	(13,827)
98,349,754	83,036,964	32,810,996
$14,581,334	$13,352,343	$4,930,766

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	37

TYG Financial Highlights

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$49.34	$43.36	$36.06	$33.37	$32.91	$25.53
Income (Loss) from Investment Operations
Net investment loss(2)	(0.48)	(0.66)	(0.73)	(0.64)	(0.77)	(0.66)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	(10.37)	9.01	10.27	5.51	3.35	10.10
Total income (loss) from investment
operations	(10.85)	8.35	9.54	4.87	2.58	9.44
Distributions to Auction Preferred Stockholders
Return of capital	—	—	—	—	—	(0.01)
Distributions to Common Stockholders
Return of capital	(1.94)	(2.38)	(2.29)	(2.25)	(2.20)	(2.16)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	—	0.01	0.05	0.07	0.08	0.11
Net Asset Value, end of period	$36.55	$49.34	$43.36	$36.06	$33.37	$32.91
Per common share market value,
end of period	$35.88	$46.10	$49.76	$39.17	$39.35	$36.25
Total Investment Return Based on
Market Value(4)(5)	(18.32)%	(2.54)%	33.77%	5.62%	15.25%	31.58%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,754,876	$2,369,068	$1,245,761	$1,020,421	$925,419	$890,879
Average net assets (000’s)	$2,116,319	$1,837,590	$1,167,339	$989,745	$912,567	$782,541
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.73%	1.65%	1.61%	1.60%	1.57%	1.53%
Other operating expenses	0.10	0.13	0.12	0.13	0.16	0.21
Total operating expenses,
before fee waiver	1.83	1.78	1.73	1.73	1.73	1.74
Fee waiver(7)	—	(0.00)	(0.00)	(0.01)	(0.01)	—
Total operating expenses	1.83	1.78	1.73	1.72	1.72	1.74
Leverage expenses(8)	1.66	1.38	1.59	1.67	1.75	2.11
Income tax expense (benefit)(9)	(18.80)	7.81	14.05	8.37	4.63	17.89
Total expenses	(15.31)%	10.97%	17.37%	11.76%	8.10%	21.74%

See accompanying Notes to Financial Statements.

38	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)(8)	(1.45)%	(1.33)%	(1.78)%	(1.82)%	(2.32)%	(2.23)%
Ratio of net investment loss to average
net assets after fee waiver(6)(8)	(1.45)%	(1.33)%	(1.78)%	(1.81)%	(2.31)%	(2.23)%
Portfolio turnover rate(4)	10.75%	15.33%	13.40%	12.86%	17.70%	10.26%
Credit facility borrowings,
end of period (000’s)	$160,400	$162,800	$27,600	$63,400	$47,900	$38,200
Senior notes, end of period (000’s)	$545,000	$544,400	$300,000	$194,975	$194,975	$169,975
Preferred stock, end of period (000’s)	$295,000	$224,000	$80,000	$73,000	$73,000	$73,000
Per common share amount of senior
notes outstanding, end of period	$11.35	$11.34	$10.44	$6.89	$7.03	$6.28
Per common share amount of net assets,
excluding senior notes, end of period	$47.90	$60.68	$53.80	$42.95	$40.40	$39.19
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(10)	$3,906	$4,667	$5,047	$5,232	$5,111	$5,630
Asset coverage ratio of senior notes and
credit facility borrowings(10)	391%	467%	505%	523%	511%	563%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(11)	$28	$35	$41	$41	$39	$42
Asset coverage ratio of preferred stock(11)	275%	354%	406%	408%	393%	417%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2014, 2013, 2012, 2011 and 2010 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011. Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2014 and 2013.
(8)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(9)	For the period from December 1, 2014 through August 31, 2015, TYG accrued $33,893,057 for net current income tax expense and $332,572,431 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, TYG accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, TYG accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense. For the year ended November 30, 2010, TYG accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	39

NTG Financial Highlights

	Period from					Period from
	December 1, 2014					July 30, 2010(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$29.83	$28.00	$24.50	$24.54	$24.91	$—
Public offering price	—	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment loss(3)	(0.22)	(0.54)	(0.42)	(0.40)	(0.34)	(0.04)
Net realized and unrealized gain (loss)
on investments(3)	(5.84)	4.06	5.59	2.02	1.61	1.49
Total income (loss) from investment
operations	(6.06)	3.52	5.17	1.62	1.27	1.45
Distributions to Common Stockholders
Return of capital	(1.27)	(1.69)	(1.67)	(1.66)	(1.64)	(0.36)
Capital stock transactions
Underwriting discounts and offering costs
on issuance of common stock(4)	—	—	—	—	—	(1.18)
Premiums less underwriting discounts
and offering costs on issuance of
common stock(5)	—	—	0.00	0.00	—	—
Total capital stock transactions	—	—	0.00	0.00	—	(1.18)
Net Asset Value, end of period	$22.50	$29.83	$28.00	$24.50	$24.54	$24.91
Per common share market value,
end of period	$19.85	$27.97	$27.22	$24.91	$24.84	$24.14
Total Investment Return Based on
Market Value(6)(7)	(24.97)%	9.08%	16.27%	7.14%	9.88%	(2.02)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,057,341	$1,401,926	$1,315,866	$1,140,635	$1,127,592	$1,131,120
Average net assets (000’s)	$1,247,202	$1,404,751	$1,274,638	$1,157,421	$1,140,951	$1,087,459
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.56%	1.48%	1.38%	1.34%	1.30%	1.07%
Other operating expenses	0.11	0.10	0.10	0.10	0.13	0.12
Total operating expenses,
before fee waiver	1.67	1.58	1.48	1.44	1.43	1.19
Fee waiver	(0.09)	(0.16)	(0.23)	(0.28)	(0.32)	(0.28)
Total operating expenses	1.58	1.42	1.25	1.16	1.11	0.91
Leverage expenses	1.33	1.09	1.08	1.20	1.22	0.48
Income tax expense (benefit)(9)	(17.55)	7.04	11.09	3.86	3.11	10.44
Total expenses	(14.64)%	9.55%	13.42%	6.22%	5.44%	11.83%

See accompanying Notes to Financial Statements.

40	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

	Period from					Period from
	December 1, 2014					July 30, 2010(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(8)	(1.19)%	(1.97)%	(1.76)%	(1.88)%	(1.69)%	(0.79)%
Ratio of net investment loss to average
net assets after fee waiver(8)	(1.10)%	(1.81)%	(1.53)%	(1.60)%	(1.37)%	(0.51)%
Portfolio turnover rate(6)	14.46%	18.09%	13.42%	15.14%	19.57%	1.24%
Credit facility borrowings,
end of period (000’s)	$74,900	$68,900	$27,200	$23,900	$10,100	$30,700
Senior notes, end of period (000’s)	$348,000	$348,000	$255,000	$255,000	$255,000	$230,000
Preferred stock, end of period (000’s)	$90,000	$90,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$7.40	$7.40	$5.43	$5.48	$5.55	$5.07
Per common share amount of net assets,
excluding senior notes, end of period	$29.90	$37.23	$33.43	$29.98	$30.09	$29.98
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(10)	$3,713	$4,579	$5,982	$5,412	$5,593	$5,684
Asset coverage ratio of senior notes and
credit facility borrowings(10)	371%	458%	598%	541%	559%	568%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(11)	$77	$94	$113	$102	$104	$106
Asset coverage ratio of preferred stock(11)	306%	377%	454%	409%	418%	423%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014, 2013, 2012 and 2011 and the period from July 30, 2010 through November 30, 2010 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 30, 2010 through November 30, 2010.
(5)	Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012. Amount is less than $0.01 for the years ended November 30, 2013 and 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	For the period from December 1, 2014 through August 31, 2015, NTG accrued $4,450 for net current income tax benefit and $164,321,602 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, NTG accrued $44,677,351 for net deferred income tax expense. For the year ended November 30, 2011, NTG accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense. For the period from July 30, 2010 to November 30, 2010, NTG accrued $50,000 for current income tax expense and $38,533,993 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	41

TTP Financial Highlights

	Period from				Period from
	December 1, 2014				October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$35.04	$30.33	$25.24	$24.42	$—
Public offering price	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.20	0.08	0.10	0.12	(0.02)
Net realized and unrealized gain (loss)(3)	(8.56)	6.26	6.62	2.33	0.61
Total income (loss) from investment operations	(8.36)	6.34	6.72	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.74)	(0.02)	(0.57)	(0.24)	—
Net realized gain	(0.76)	(1.61)	(1.03)	(1.07)	—
Return of capital	—	—	(0.03)	(0.32)	—
Total distributions to common stockholders	(1.50)	(1.63)	(1.63)	(1.63)	—
Underwriting discounts and offering costs
on issuance of common stock(4)	—	—	—	—	(1.17)
Net Asset Value, end of period	$25.18	$35.04	$30.33	$25.24	$24.42
Per common share market value, end of period	$21.55	$32.50	$28.11	$24.15	$25.01
Total Investment Return Based on Market Value(5)(6)	(29.71)%	21.68%	23.44%	3.18%	0.04%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$252,182	$350,975	$303,797	$252,508	$244,264
Average net assets (000’s)	$315,040	$357,486	$289,876	$253,815	$237,454
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.41%	1.37%	1.42%	1.44%	1.17%
Other operating expenses	0.21	0.18	0.19	0.21	0.56
Total operating expenses, before fee waiver	1.62	1.55	1.61	1.65	1.73
Fee waiver	(0.14)	(0.19)	(0.26)	(0.33)	(0.27)
Total operating expenses	1.48	1.36	1.35	1.32	1.46
Leverage expenses	0.87	0.75	0.90	1.03	0.31
Total expenses	2.35%	2.11%	2.25%	2.35%	1.77%

See accompanying Notes to Financial Statements.

42	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

	Period from				Period from
	December 1, 2014				October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment income (loss) to average
net assets before fee waiver(7)	0.71%	0.02%	0.08%	0.16%	(1.12)%
Ratio of net investment income (loss) to average
net assets after fee waiver(7)	0.85%	0.21%	0.34%	0.49%	(0.85)%
Portfolio turnover rate(5)	14.74%	18.45%	31.43%	34.65%	1.68%
Credit facility borrowings, end of period (000’s)	$21,500	$26,000	$22,200	$16,600	—
Senior notes, end of period (000’s)	$54,000	$49,000	$49,000	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$8,000
Per common share amount of senior notes outstanding,
end of period	$5.39	$4.89	$4.89	$4.90	$2.45
Per common share amount of net assets, excluding
senior notes, end of period	$30.57	$39.93	$35.22	$30.14	$26.87
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(8)	$4,552	$5,893	$5,492	$5,093	$11,296
Asset coverage ratio of senior notes and credit
facility borrowings(8)	455%	589%	549%	509%	1,130%
Asset coverage, per $25 liquidation value per share of
mandatory redeemable preferred stock(9)	$94	$121	$112	$102	$213
Asset coverage ratio of preferred stock(9)	376%	486%	448%	409%	852%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014, 2013 and 2012 and the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	43

NDP Financial Highlights

	Period from			Period from
	December 1, 2014			July 31, 2012(1)
	through	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,
	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$22.76	$26.49	$22.73	$—
Public offering price	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.08)	(0.12)	0.01	0.04
Net realized and unrealized gain (loss)(3)	(4.72)	(1.86)	5.50	(0.65)
Total income (loss) from investment operations	(4.80)	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	(0.11)	(0.00)	(0.27)	(0.03)
Net realized gain	—	(1.66)	(1.42)	(0.36)
Return of capital	(1.20)	(0.09)	(0.06)	(0.05)
Total distributions to common stockholders	(1.31)	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs on issuance of common stock(5)	—	—	—	(1.22)
Net Asset Value, end of period	$16.65	$22.76	$26.49	$22.73
Per common share market value, end of period	$14.64	$21.29	$24.08	$22.33
Total Investment Return Based on Market Value(6)(7)	(26.05)%	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$241,721	$330,458	$384,471	$329,676
Average net assets (000’s)	$306,607	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.31%	1.25%	1.25%	1.18%
Other operating expenses	0.21	0.16	0.16	0.20
Total operating expenses, before fee waiver	1.52	1.41	1.41	1.38
Fee waiver	(0.13)	(0.17)	(0.17)	(0.16)
Total operating expenses	1.39	1.24	1.24	1.22
Leverage expenses	0.19	0.14	0.16	0.10
Total expenses	1.58%	1.38%	1.40%	1.32%

See accompanying Notes to Financial Statements.

44	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

	Period from			Period from
	December 1, 2014			July 31, 2012(1)
	through	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,
	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income (loss) to average net assets
before fee waiver(8)	(0.63)%	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to average net assets
after fee waiver(8)	(0.50)%	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	11.88%	43.21%	45.56%	15.68%
Credit facility borrowings, end of period (000’s)	$61,900	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal amount of
credit facility borrowings(9)	$4,905	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility borrowings(9)	491%	688%	783%	773%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014 and 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the year ended November 30, 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	45

TPZ Financial Highlights

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$31.08	$28.12	$26.76	$25.37	$24.47	$20.55
Income from Investment Operations
Net investment income(2)	0.69	0.81	0.76	0.72	0.72	0.73
Net realized and unrealized gain (loss)(2)	(4.70)	3.65	2.10	2.17	1.68	4.69
Total income (loss) from investment
operations	(4.01)	4.46	2.86	2.89	2.40	5.42
Distributions to Common Stockholders
Net investment income	(1.26)	(0.90)	(0.50)	(0.88)	(0.79)	(0.63)
Net realized gain	(1.19)	(0.60)	(1.00)	(0.62)	(0.57)	(0.77)
Return of capital	—	—	—	—	(0.14)	(0.10)
Total distributions to common
stockholders	(2.45)	(1.50)	(1.50)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of period	$24.62	$31.08	$28.12	$26.76	$25.37	$24.47
Per common share market value,
end of period	$21.37	$26.90	$24.74	$25.26	$24.18	$23.06
Total Investment Return Based on
Market Value(3)(4)	(12.59)%	14.94%	3.80%	10.83%	11.49%	28.83%
Total Investment Return Based on
Net Asset Value(3)(5)	(12.84)%	16.84%	11.36%	11.90%	10.24%	27.60%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$171,137	$216,048	$195,484	$186,034	$176,329	$169,874
Average net assets (000’s)	$197,269	$208,698	$193,670	$182,224	$173,458	$156,685
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.18%	1.12%	1.13%	1.13%	1.13%	1.15%
Other operating expenses	0.29	0.26	0.26	0.27	0.28	0.30
Total operating expenses,
before fee waiver	1.47	1.38	1.39	1.40	1.41	1.45
Fee waiver	(0.01)	(0.07)	(0.12)	(0.12)	(0.18)	(0.18)
Total operating expenses	1.46	1.31	1.27	1.28	1.23	1.27
Leverage expenses	0.24	0.19	0.25	0.44	0.42	0.52
Current foreign tax expense(7)	—	—	—	—	0.00	0.00
Total expenses	1.70%	1.50%	1.52%	1.72%	1.65%	1.79%

See accompanying Notes to Financial Statements.

46	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Ratio of net investment income to average
net assets before fee waiver(6)	3.24%	2.62%	2.62%	2.64%	2.70%	3.05%
Ratio of net investment income to average
net assets after fee waiver(6)	3.25%	2.69%	2.74%	2.76%	2.88%	3.23%
Portfolio turnover rate(3)	18.77%	18.39%	12.21%	13.67%	8.78%	21.93%
Credit facility borrowings,
end of period (000’s)	$54,500	$42,400	$37,400	$16,400	$13,000	$12,700
Senior notes, end of period (000’s)	—	—	—	$20,000	$20,000	$20,000
Per common share amount of senior
notes outstanding, end of period	—	—	—	$2.88	$2.88	$2.88
Per common share amount of net assets,
excluding senior notes, end of period	$24.62	$31.08	$28.12	$29.64	$28.25	$27.35
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$4,140	$6,095	$6,227	$6,111	$6,343	$6,195
Asset coverage ratio of senior notes and
credit facility borrowings(8)	414%	610%	623%	611%	634%	619%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2014, 2013, 2012, 2011 and 2010 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	TPZ accrued $0, $0, $0, $0, $4,530 and $1,660 for the period from December 1, 2014 through August 31, 2015 and the years ended November 30, 2014, 2013, 2012, 2011 and 2010, respectively, for current foreign tax expense. Ratio is less than 0.01% for the years ended November 30, 2011 and 2010.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	47

Notes to Financial Statements (unaudited) August 31, 2015

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds,” and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

Pursuant to a plan of merger approved by the stockholders of each of TYG, Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”), TYG acquired all of the net assets of TYY ($766,488,956) and TYN ($210,449,285) on June 23, 2014 and is the accounting survivor of the mergers. A total of 20,072,262 shares of common stock of TYY were exchanged for 15,043,739 shares of common stock of TYG immediately after the closing date. A total of 6,316,079 shares of common stock of TYN were exchanged for 4,130,451 shares of common stock of TYG immediately after the closing date. These mergers qualified as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code. TYY’s net assets included $718,750,155 of net unrealized appreciation on investments and $33,507,606 of accumulated net realized gain on investments. TYN’s net assets included $148,701,368 of net unrealized appreciation of investments and $10,257,163 of accumulated net realized gain on investments. The aggregate net assets of TYG prior to the mergers totaled $1,469,645,683 and following the mergers the combined net assets of TYG totaled $2,446,583,924.

Assuming the mergers of TYY and TYN with and into TYG had been completed on December 1, 2013, the combined pro forma results for the year ended November 30, 2014 would have been as follows: net investment loss of $(32,685,001), net realized gain on investments and interest rate swaps of $186,798,444, net unrealized appreciation of investments and interest rate swap contracts of $239,792,532 and net increase in net assets applicable to common stockholders resulting from operations of $393,905,975.

Because the combined entities have been managed as a single integrated entity since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of TYY and TYN that have been included in TYG’s financial statements since June 22, 2014.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

48	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Notes to Financial Statements (unaudited) (continued)

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2015. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$3,420,582,220	$—	$—	$3,420,582,220
Preferred Convertible(a)	17,931,320	—	—	17,931,320
Short-Term Investment(b)	100,540	—	—	100,540
Total Assets	$3,438,614,080	$—	$—	$3,438,614,080
Liabilities
Interest Rate Swap Contracts	$—	$506,091	$—	$506,091

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$14,348,134	$—	$—	$14,348,134
Master Limited Partnerships(a)	1,732,867,035	—	—	1,732,867,035
Preferred Convertible(a)	9,107,175	—	—	9,107,175
Short-Term Investment(b)	60,927	—	—	60,927
Total Assets	$1,756,383,271	$—	$—	$1,756,383,271

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$241,541,752	$—	$—	$241,541,752
Master Limited Partnerships and Related Companies(a)	101,129,334	—	—	101,129,334
Preferred Convertible(a)	1,803,175	—	—	1,803,175
Short-Term Investment(b)	53,698	—	—	53,698
Total Assets	$344,527,959	$—	$—	$344,527,959
Liabilities
Written Call Options	$554,537	$—	$—	$554,537

Tortoise Capital Advisors	49

Notes to Financial Statements (unaudited) (continued)

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$228,414,776	$—	$—	$228,414,776
Master Limited Partnerships and
Related Companies(a)	76,696,900	—	—	76,696,900
Preferred Convertible(a)	1,684,485	—	—	1,684,485
Short-Term Investment(b)	61,654	—	—	61,654
Total Assets	$306,857,815	$—	$—	$306,857,815
Liabilities
Written Call Options	$2,920,662	$—	$—	$2,920,662

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$129,694,383	$—	$129,694,383
Common Stock(a)	28,155,810	—	—	28,155,810
Master Limited Partnerships and
Related Companies(a)	64,868,957	—	—	64,868,957
Preferred Convertible(a)	1,113,860	—	—	1,113,860
Short-Term Investment(b)	32,301	—	—	32,301
Total Assets	$94,170,928	$129,694,383	$—	$223,865,311
Liabilities
Interest Rate Swap Contracts	$—	$364,794	$—	$364,794

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

None of the Funds held any Level 3 securities during the period ended August 31, 2015. The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended August 31, 2015, TerraForm Power, Inc. common units held by TPZ in the amount of $4,054,700 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of TerraForm Power, Inc. There were no other transfers between levels for the Funds during the period ended August 31, 2015.

C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

Subsequent to November 30, 2014, the Funds reallocated the amount of investment income and return of capital they recognized for the period from December 1, 2013 through November 30, 2014 based on the 2014 tax reporting information received from the individual MLPs. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$3,880,737	$0.081	$(1,456,475)	$(0.030)	$(2,424,262)	$(0.051)
After-tax	$2,443,312	$0.051	$(916,997)	$(0.019)	$(1,526,315)	$(0.032)
NTG
Pre-tax	$8,304,362	$0.177	$(7,617,360)	$(0.162)	$(687,002)	$(0.015)
After-tax	$5,251,679	$0.112	$(4,817,219)	$(0.103)	$(434,460)	$(0.009)
TTP	$2,735	$0.000	$(2,735)	$(0.000)	$—	$—
NDP	$(165,388)	$(0.011)	$46,777	$0.003	$118,611	$0.008
TPZ	$353,170	$0.051	$(348,843)	$(0.050)	$(4,327)	$(0.001)

50	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Notes to Financial Statements (unaudited) (continued)

Subsequent to the period ended February 28, 2015, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2015 estimates, after considering the final allocations for 2014. These reclassifications amounted to:

	Increase in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$267,545	$0.006	$2,136,868	$0.044	$(2,404,413)	$(0.050)
After-tax	$168,447	$0.004	$1,345,372	$0.028	$(1,513,819)	$(0.032)
NTG
Pre-tax	$856,023	$0.018	$3,534,563	$0.075	$(4,390,586)	$(0.093)
After-tax	$541,349	$0.011	$2,235,258	$0.048	$(2,776,607)	$(0.059)
TTP	$14,792	$0.001	$(53,587)	$(0.005)	$38,795	$0.004
NDP	$3,277	$0.000	$(7,639)	$(0.001)	$4,362	$0.001
TPZ	$35,532	$0.005	$(57,043)	$(0.008)	$21,511	$0.003

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
TYG and NTG, as corporations, are each obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2015, the Funds had no uncertain tax positions and no penalties and interest were accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. Tax years since the year ended November 30, 2008 for TYG, since inception for NTG, and since the year ended November 30, 2012 for TTP, NDP and TPZ remain open to examination by federal and state tax authorities.

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

Tortoise Capital Advisors	51

Notes to Financial Statements (unaudited) (continued)

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2014 were characterized as follows:

	TYG		NTG		TTP*		NDP*	TPZ*
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	100%	100%	92%	100%	1%	1%	12%	7%
Ordinary dividend income	—	—	—	—	—	—	56%	58%
Return of capital	—	—	8%	—	—	—	5%	—
Long-term capital gain	—	—	—	—	99%	99%	27%	35%

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2015.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Capitalized costs (excluding underwriter commissions) were reflected during the period ended August 31, 2015 for Series II Notes ($16,898), Series JJ Notes ($33,797) and Series KK Notes ($16,898) that were issued in December 2014, for Series LL Notes ($28,331), Series MM Notes ($42,497), Series NN Notes ($27,435) and Series OO Notes ($27,435) that were issued in April 2015, for MRP C Shares ($23,900) that were issued in the prior year and for additional amounts of MRP D Shares ($471,206) and MRP E Shares ($457,094) that were issued in December 2014.

TTP:
Capitalized costs (excluding underwriter commissions) were reflected during the period ended August 31, 2015 for the Series E Notes ($25,779), Series F Notes ($15,467) and Series G Notes ($15,467) that were issued in December 2014.

There were no offering or debt issuance costs recorded during the period ended August 31, 2015 for NTG, NDP or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TTP and NDP seek to provide current income from gains earned through an option strategy which normally consists of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

52	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Notes to Financial Statements (unaudited) (continued)

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

K. Recent Accounting Pronouncements
In April 2015, the FASB issued ASU 2015-03 “Interest – Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 requires that debt issuance costs related to a note shall be reported in the balance sheet as a direct deduction from the face amount of that note. ASU 2015-03 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively. In May 2015, the FASB issued ASU 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of August 31, 2015 are as follows:

TYG —	0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.
NTG —	0.95%, less a fee waiver of 0.10% during calendar year 2014 and 0.05% during calendar year 2015.
TTP —	1.10%, less a fee waiver of 0.15% during calendar year 2014, 0.10% during calendar year 2015, and 0.05% during calendar year 2016.
NDP —	1.10%, less a fee waiver of 0.15% during calendar year 2014 and 0.10% during calendar years 2015 and 2016.
TPZ —	0.95%, less a fee waiver of 0.05% during calendar year 2014.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Tortoise Capital Advisors	53

Notes to Financial Statements (unaudited) (continued)

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of August 31, 2015 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$1,914,986	$60,299,869
AMT credit	—	574,797
	1,914,986	60,874,666
Deferred tax liabilities:
Basis reduction of investment in MLPs	262,286,678	145,654,139
Net unrealized gains on investment securities	403,943,429	109,239,159
	666,230,107	254,893,298
Total net deferred tax liability	$664,315,121	$194,018,632

At August 31, 2015, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax benefit for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized gains and unrealized losses on investments for the period ended August 31, 2015, as follows:

	TYG	NTG
Application of statutory income tax rate	$(286,985,706)	$(157,268,343)
State income taxes, net of federal tax effect	(16,727,167)	(7,908,350)
Change in deferred tax liability due to change in overall tax rate	1,979,778	279,587
Permanent differences	3,053,721	571,054
Total income tax benefit	$(298,679,374)	$(164,326,052)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, each of TYG and NTG re-evaluated its blended state income tax rate, increasing the overall rate from 36.96% to 37.04% and from 36.74% to 36.76%, respectively, due to anticipated state apportionment of income and gains.

For the period ended August 31, 2015, the components of income tax benefit for TYG and NTG include the following:

	TYG	NTG
Current tax expense (benefit)
Federal	$32,940,926	$—
State	2,070,072	1,753
AMT	(1,117,941)	(6,203)
Total current tax expense (benefit)	33,893,057	(4,450)
Deferred tax benefit
Federal	(314,255,807)	(156,454,192)
State (net of federal tax effect)	(18,316,624)	(7,867,410)
Total deferred tax benefit	(332,572,431)	(164,321,602)
Total income tax benefit	$(298,679,374)	$(164,326,052)

TYG acquired all of the net assets of TYY and TYN on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2014, TYG and NTG had net operating losses for federal income tax purposes of approximately $6,578,000 (from TYN) and $165,641,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the years ending November 30, 2026 and 2027 for TYG and in the years ending November 30, 2031 through 2034 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes. The amount of deferred tax asset for net operating losses at August 31, 2015 includes amounts for the period from December 1, 2014 through August 31, 2015. As of November 30, 2014, TYG fully utilized its available AMT credits against regular income tax and NTG had $574,797 AMT credits available which may be credited in the future against regular income tax and carried forward indefinitely.

54	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Notes to Financial Statements (unaudited) (continued)

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation (depreciation)	$115,372,795		$(9,392,242)		$77,416,294
Undistributed long-term capital gain	2,429,495		—		9,165,389
Other temporary differences	(1,937,156)	*	(3,164,659)	*	(23,253)
Accumulated earnings (deficit)	$115,865,134		$(12,556,901)		$86,558,430

*Other temporary differences primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

As of August 31, 2015, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,639,459,117	$1,062,984,748	$318,526,487	$356,241,197	$184,475,835
Gross unrealized appreciation of investments	$1,831,403,051	$719,077,343	$60,999,223	$21,330,667	$46,478,931
Gross unrealized depreciation of investments	(32,248,088)	(25,678,820)	(34,997,751)	(70,714,049)	(7,089,455)
Net unrealized appreciation (depreciation) of investments	$1,799,154,963	$693,398,523	$26,001,472	$(49,383,382)	$39,389,476

6. Restricted Securities

Certain of TPZ’s investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2015.

TPZ:
					Fair Value
					as Percent
Investment Security	Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020*	$2,000,000	05/19/15	$1,996,400	$1,996,102	1.2%
DCP Midstream LLC,
9.750%, 03/15/2019*	$3,000,000	08/07/09-08/16/12	3,674,870	3,306,525	1.9
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	$3,000,000	11/30/11	3,180,330	3,436,551	2.0
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	$2,000,000	11/18/11-12/05/11	2,074,420	2,273,024	1.3
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	$1,500,000	07/08/10-01/04/11	1,551,220	1,635,999	1.0
Gibson Energy Inc.,
6.750%, 07/15/2021*	$4,500,000	06/26/13-07/01/13	4,459,760	4,376,250	2.6
Midcontinent Express Pipeline, LLC,
6.700%, 09/15/2019*	$6,000,000	09/09/09-03/02/10	6,055,570	6,240,000	3.6
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019*	$4,000,000	08/03/15	4,130,000	4,000,000	2.3
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	$1,500,000	09/17/12	1,616,250	1,615,497	0.9

Tortoise Capital Advisors	55

Notes to Financial Statements (unaudited) (continued)

					Fair Value
					as Percent
Investment Security	Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Source Gas, LLC,
5.900%, 04/01/2017*	$5,770,000	04/21/10	$5,544,521	$6,080,599	3.6%
Southern Star Central Corp.,
5.125%, 07/15/2022*	$3,000,000	06/17/14	3,041,250	2,925,000	1.7
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016*	$2,000,000	08/24/09	1,970,000	2,058,136	1.2
			$39,294,591	$39,943,683	23.3%

*Security is eligible for resale under Rule 144A under the 1933 Act.

7. Investment Transactions

For the period ended August 31, 2015, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$431,004,899	$297,702,722	$59,857,142	$43,736,038	$47,645,920
Sales	$432,370,883	$306,377,954	$66,475,302	$54,637,247	$45,999,143

8. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2015, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of August 31, 2015 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the tables below are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series W	June 15, 2016	3.88%		Quarterly	$12,500,000	$12,832,778
Series G	December 21, 2016	5.85%		Quarterly	30,000,000	31,947,745
Series M	September 27, 2017	2.75%		Semi-Annual	13,000,000	13,361,350
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,333,554
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,597,755
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	13,420,648
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,396,389
Series Q	September 27, 2018	1.63	%(1)	Quarterly	10,000,000	10,000,000
Series EE	September 27, 2018	1.63	%(1)	Quarterly	5,000,000	5,000,000
Series U	April 17, 2019	1.64	%(2)	Quarterly	35,000,000	35,000,000
Series GG	April 17, 2019	1.64	%(2)	Quarterly	20,000,000	20,000,000
Series HH	September 9, 2019	1.58	%(3)	Quarterly	20,000,000	20,000,000
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,791,361
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,553,146
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,630,027

56	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Notes to Financial Statements (unaudited) (continued)

					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series LL	June 14, 2020	1.49%	(4)	Quarterly	$20,000,000	$20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,989,879
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,655,713
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	26,259,897
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	14,164,206
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,135,180
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,574,945
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,619,878
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	13,268,932
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,822,017
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	20,340,922
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	26,878,210
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	21,303,654
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,206,160
Series MM	June 14, 2025	1.54%	(5)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	29,893,209
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	10,229,671
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	30,141,097
					$545,000,000	$562,348,323

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from June 27, 2015 through September 27, 2015. The weighted-average interest rate for the period ended August 31, 2015 was 1.61%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from July 17, 2015 through October 19, 2015. The weighted-average interest rate for the period ended August 31, 2015 was 1.61%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from June 9, 2015 through September 9, 2015. The weighted-average interest rate for the period ended August 31, 2015 was 1.56%.
(4)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from June 15, 2015 through September 14, 2015. The weighted-average interest rate from April 2, 2015 (date of issuance) through August 31, 2015 was 1.48%.
(5)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from June 15, 2015 through September 14, 2015. The weighted-average interest rate from April 2, 2015 (date of issuance) through August 31, 2015 was 1.53%.

During the period ended August 31, 2015, TYG issued Notes with an aggregate principal amount of $150,000,000. Series II Notes ($10,000,000), Series JJ Notes ($20,000,000) and Series KK Notes ($10,000,000) were each issued on December 18, 2014. Series LL Notes ($20,000,000) and Series MM Notes ($30,000,000) were each issued on April 2, 2015. Series NN Notes ($30,000,000) and Series OO Notes ($30,000,000) were each issued on April 9, 2015. TYG’s Series V Notes with a notional amount of $39,400,000 and a fixed interest rate of 6.07% were paid in full upon maturity on December 21, 2014. TYG’s Series E Notes with a notional amount of $110,000,000 and a fixed interest rate of 6.11% were paid in full upon maturity on April 10, 2015.

NTG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series B	December 15, 2015	3.14%		Quarterly	$24,000,000	$24,289,462
Series E	December 15, 2015	1.99%	(1)	Quarterly	25,000,000	25,000,000
Series C	December 15, 2017	3.73%		Quarterly	57,000,000	59,620,328
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,263,819
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,597,755
Series H	April 17, 2019	1.64%	(2)	Quarterly	45,000,000	45,000,000
Series K	September 9, 2019	1.58%	(3)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	121,440,731
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	31,801,454
					$348,000,000	$363,013,549

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.70%. The current rate is effective for the period from June 15, 2015 through September 15, 2015. The weighted-average rate for the period ended August 31, 2015 was 1.96%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from July 17, 2015 through October 19, 2015. The weighted-average rate for the period ended August 31, 2015 was 1.61%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from June 9, 2015 through September 9, 2015. The weighted-average rate for the period ended August 31, 2015 was 1.56%.

Tortoise Capital Advisors	57

Notes to Financial Statements (unaudited) (continued)

TTP:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series A	December 15, 2016	2.04%	(1)	Quarterly	$10,000,000	$10,000,000
Series C	December 15, 2018	3.49%		Quarterly	6,000,000	6,267,346
Series E	December 12, 2019	1.29%	(2)	Quarterly	10,000,000	10,000,000
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	6,109,528
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	17,179,118
Series G	December 12, 2022	1.34%	(3)	Quarterly	6,000,000	6,000,000
					$54,000,000	$55,555,992

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.75%. The current rate is effective for the period from June 15, 2015 through September 15, 2015. The weighted-average interest rate for the period ended August 31, 2015 was 2.01%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.00%. The current rate is effective for the period from June 12, 2015 through September 14, 2015. The weighted-average interest rate for the period from December 12, 2014 (date of issuance) through August 31, 2015 was 1.26%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from June 12, 2015 through September 14, 2015. The weighted-average interest rate for the period from December 12, 2014 (date of issuance) through August 31, 2015 was 1.31%.

During the period ended August 31, 2015, TTP issued Notes with an aggregate principal amount of $22,000,000. Series E Notes ($10,000,000), Series F Notes ($6,000,000) and Series G Notes ($6,000,000) were each issued on December 12, 2014. TTP’s Series B Notes with a notional amount of $17,000,000 and a fixed interest rate of 2.50% were paid in full upon maturity on December 15, 2014.

9. Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at August 31, 2015. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2015, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of August 31, 2015 is included below. At August 31, 2015, the estimated fair value of the TYG MRP B and TYG MRP C Stock are based on the closing market price per share of $10.014 and $10.09, respectively and are Level 1 valuations within the fair value hierarchy. The estimated fair value of the TYG MRP D Stock, TYG MRP E Stock, as well as each series of NTG MRP Stock and TTP MRP Stock, was calculated for disclosure purposes by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of the TYG MRP D Stock, TYG MRP E Stock, NTG MRP Stock and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 29,500,000 shares of MRP Stock outstanding at August 31, 2015. TYG issued an additional 3,600,000 shares of MRP D Stock and an additional 3,500,000 shares of MRP E Stock on December 17, 2014. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. The MRP B Stock and MRP C Stock pay cash distributions on the first business day of each month and trade on the NYSE under the symbol “TYG Pr B” and “TYG Pr C”, respectively. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The MRP D Stock and MRP E Stock are not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
MRP C Stock	May 1, 2018	3.950%	5,000,000	$50,000,000	$50,450,000
MRP D Stock	December 17, 2021	4.010%	8,500,000	85,000,000	87,856,851
MRP E Stock	December 17, 2024	4.340%	8,000,000	80,000,000	84,055,864
MRP B Stock	December 31, 2027	4.375%	8,000,000	80,000,000	80,112,000
			29,500,000	$295,000,000	$302,474,715

58	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Notes to Financial Statements (unaudited) (continued)

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG. The MRP B Stock has an optional redemption feature allowing TYG to redeem all or a portion of the stock after December 31, 2015 and on or prior to December 31, 2016 at $10.10 per share. Any optional redemption after December 31, 2016 and on or prior to December 31, 2017 will be at $10.05 per share. Any redemption after December 31, 2017 will be at the liquidation preference amount of $10.00 per share. The MRP C Stock has an optional redemption feature allowing TYG to redeem all or a portion of the stock after May 1, 2015 at the liquidation preference amount of $10.00 per share. The MRP D and MRP E Stock may be redeemed prior to maturity, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 3,600,000 shares of MRP Stock outstanding at August 31, 2015. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2015	3.69%	1,000,000	$25,000,000	$25,326,287
Series B	December 15, 2017	4.33%	2,600,000	65,000,000	68,053,197
			3,600,000	$90,000,000	$93,379,484

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at August 31, 2015. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,835,672

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

10. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period ended August 31, 2015, as well as the principal balance and interest rate in effect at August 31, 2015 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
			Bank of America,		BNP Paribas Prime	BNP Paribas Prime
Lending syndicate agent	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia Bank, N.A.	Brokerage, Inc.	Brokerage, Inc.
	Unsecured,	Unsecured,	Unsecured,	Unsecured,
	revolving credit	revolving credit	revolving credit	revolving credit	Revolving margin	Revolving margin
Type of facility	facility	facility	facility	facility	loan	loan
Borrowing capacity	$157,500,000	$100,000,000	$117,000,000	$35,000,000	$85,000,000	$65,000,000
				364-day rolling	270-day rolling	270-day rolling
Maturity date	June 13, 2017	June 23, 2016	June 13, 2017	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%	0.15%*	0.15%	0.15%	N/A	N/A
For the period ended August 31, 2015:
Average principal balance	$88,300,000	$59,900,000	$73,300,000	$19,600,000**	$58,900,000	$48,400,000
Average interest rate	1.33%	1.38%	1.33%	1.52%**	0.98%	0.98%
As of August 31, 2015:
Principal balance outstanding	$100,400,000	$60,000,000	$74,900,000	$21,500,000**	$61,900,000	$54,500,000
Interest rate	1.40%	1.40%	1.40%	1.55%**	1.00%	1.00%
*	Non-usage fee is waived if the outstanding balance on the facility is at least $60,000,000.
**	TTP’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding principal balance. Amounts reflect activity on the credit facility for the period from June 15, 2015 through August 31, 2015 and include $7,000,000 of the outstanding principal balance that has a fixed rate of 2.03% for the period from June 30, 2015 through June 30, 2017.

Tortoise Capital Advisors	59

Notes to Financial Statements (unaudited) (continued)

For the period from December 1, 2014 through June 15, 2015, TTP had an unsecured, revolving credit facility with Scotia Bank, N.A. The terms of the agreement provided for a $30,000,000 facility. Outstanding balances generally accrued interest at a variable rate equal to one-month LIBOR plus 1.125% and unused portions of the facility accrued a fee equal to an annual rate of 0.15%. The average principal balance and interest rate for the period during which this credit facility was utilized during the period from December 1, 2014 through June 15, 2015 (the date the facility matured) was approximately $18,500,000 and 1.30%, respectively.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2015, each Fund was in compliance with the terms of their credit facilities.

11. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ), the net asset value declining 50% during a span of 12 months, or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

Details of the interest rate swap contracts outstanding for TYG as of August 31, 2015, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2016	$5,000,000	1.258%	1-month U.S. Dollar LIBOR	$(41,223)
The Bank of Nova Scotia	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(103,616)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(361,252)
		$20,000,000			$(506,091)

On February 24, 2015, TYG terminated $18,300,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $357,090 upon termination of the contracts. On March 9, 2015, TYG terminated $18,300,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $242,434 upon termination of the contracts. On March 23, 2015, TYG terminated $27,500,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $1,922,311 upon termination of the contracts. On March 26, 2015, TYG terminated $45,900,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $2,168,227 upon termination of the contracts.

Details of the interest rate swap contracts outstanding for TPZ as of August 31, 2015, are as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by	Received by	Appreciation
Counterparty	Date	Amount	TPZ	TPZ	(Depreciation)
Wells Fargo Bank, N.A.	01/05/2016	$2,500,000	1.09%	3-month U.S. Dollar LIBOR	$(9,405)
Wells Fargo Bank, N.A.	01/05/2017	2,500,000	1.34%	3-month U.S. Dollar LIBOR	(28,455)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(128,481)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(146,681)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	35,516
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(87,288)
		$26,000,000			$(364,794)

60	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Notes to Financial Statements (unaudited) (continued)

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period ended August 31, 2015 was approximately $62,700,000 and $26,000,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at August 31, 2015:

Gross Amounts Not Offset in the
Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of Assets
		Offset in the	Presented
	Gross Amounts	Statements of	in the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
TPZ: Interest Rate Swap Contracts	$35,516	$(35,516)	$—	$—	$—	$—

Gross Amounts Not Offset in the
Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$506,091	$—	$506,091	$—	$—	$506,091
TPZ: Interest Rate Swap Contracts	$400,310	$(35,516)	$364,794	$—	$—	$364,794

Written Call Options
Transactions in written option contracts for TTP and NDP for the period ended August 31, 2015, are as follows:

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2014	8,937	$437,356	37,829	$1,600,265
Options written	74,386	4,035,890	404,482	16,937,418
Options closed*	(66,106)	(3,508,285)	(347,166)	(14,642,314)
Options exercised	(1,897)	(127,422)	(3,432)	(166,048)
Options expired	(7,675)	(372,379)	(51,072)	(1,750,954)
Options outstanding at August 31, 2015	7,645	$465,160	40,641	$1,978,367

* The aggregate cost of closing written option contracts was $2,436,687 for TTP and $10,942,635 for NDP, resulting in net realized gains of $1,071,598 and $3,699,679 for TTP and NDP, respectively.

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets & Liabilities at August 31, 2015:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$506,091
TTP: Written equity call options	Options written, at fair value	$554,537
NDP: Written equity call options	Options written, at fair value	$2,920,662
TPZ: Interest rate swap contracts	Interest rate swap contracts	$364,794

The following table presents the effect of derivatives on the Statements of Operations for the period ended August 31, 2015:

			Net Unrealized Appreciation
Derivatives not accounted for as	Location of Gains	Net Realized Gain	(Depreciation) of
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(4,960,995)	$2,232,716
TTP: Written equity call options	Options	$1,443,977	$(435,465)
NDP: Written equity call options	Options	$5,450,633	$(2,172,743)
TPZ: Interest rate swap contracts	Interest rate swaps	$(280,383)	$(9,081)

Tortoise Capital Advisors	61

Notes to Financial Statements (unaudited) (continued)

12. Subsequent Events

TYG:
TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NTG:
NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On September 30, 2015, TPZ paid a distribution in the amount of $0.1375 per common share, for a total of $955,808. Of this total, the dividend reinvestment amounted to $61,701.

On September 30, 2015, TPZ made a modification to its non-fundamental investment policy that reduces the minimum amount it invests in fixed-income securities from a minimum of 60% of its total assets to a minimum of 51% of its total assets.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

62	Tortoise Capital Advisors

2015 3rd Quarter Report | August 31, 2015

Additional Information (unaudited)

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2015, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$219,250	$157,500	$80,500	$80,500	$61,750

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2015 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise Capital Advisors	63

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com